    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION--SUBJECT TO CHANGE.

                                  SECURITIES ACT OF 1933 REGISTRATION NO.
                                  2-25483
                                  INVESTMENT COMPANY ACT OF 1940 REGISTRATION
                                  NO. 811-1402
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-3


REGISTRATION STATEMENT UNDER THE
   SECURITIES ACT OF 1933
Pre-Effective Amendment No. __                           [ ]
Post-Effective Amendment No. 44                          [X]
                            and
REGISTRATION STATEMENT UNDER THE
   INVESTMENT COMPANY ACT OF 1940
Amendment No. 24                                         [X]



                       (Check appropriate box or boxes.)

                         CONTINENTAL ASSURANCE COMPANY
                              SEPARATE ACCOUNT (B)
                           (Exact name of Registrant)

                         CONTINENTAL ASSURANCE COMPANY
                          (Name of Insurance Company)

              CNA PLAZA, CHICAGO, ILLINOIS                  60685
  (Address of Insurance Company's Principal Executive     (Zip Code)
                         Offices)


           Insurance Company's Telephone Number, including Area Code:
                                 (800) 351-3001
                               ------------------

                             Lynne Gugenheim, Esq.
                         Continental Assurance Company
                                   CNA Plaza
                            Chicago, Illinois 60685
                    (Name and Address of Agent for Service)
                               ------------------

                  Please send copies of all correspondence to:
                           Mitchell L. Hollins, Esq.
                         Sonnenschein Nath & Rosenthal
                                8000 Sears Tower
                            Chicago, Illinois 60606
                               ------------------

It is proposed that this filing will become effective (check appropriate box)

    [ ] immediately upon filing pursuant to paragraph (b) of Rule 485


    [X] on April 30, 1997 pursuant to paragraph (b) of Rule 485

    [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
    [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
    [ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
    [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
    [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                         CONTINENTAL ASSURANCE COMPANY
                              SEPARATE ACCOUNT (B)
                               ------------------

                             CROSS REFERENCE SHEET


       DATA IN POST-EFFECTIVE AMENDMENT NO. 44 TO REGISTRATION STATEMENT

                         ON FORM N-3 (FILE NO. 2-25483)

      ITEMS REQUIRED IN PART A OF FORM N-3                 LOCATION IN PROSPECTUS
      ------------------------------------                 ----------------------
 1.   Cover Page.........................................  Cover Page
 2.   Definitions........................................  Glossary
 3.   Synopsis or Highlights.............................  Synopsis
 4.   Condensed Financial Information....................  Condensed Financial Information
 5.   General Description of Registrant and Insurance
      Company............................................  Description of the Company and the
                                                           Separate Account; Description of Group
                                                           Variable Annuity Contracts
 6.   Management.........................................  Management; Synopsis
 7.   Deductions and Expenses............................  Deductions and Expenses
 8.   General Description of Variable Annuity
      Contracts..........................................  Description of Group Variable
                                                           Annuity Contracts
 9.   Annuity Period.....................................  Annuities; Annuity Payments;
                                                           Benefits on Death or Withdrawal
10.   Death Benefit......................................  Benefits on Death or Withdrawal
11.   Purchases and Contract Value.......................  Description of Group Variable
                                                           Annuity Contracts; Deductions and
                                                           Expenses
12.   Redemptions........................................  Benefits on Death or Withdrawal
13.   Taxes..............................................  Federal Taxes
14.   Legal Proceedings..................................  Legal Matters
15.   Table of Contents of the Statement of Additional
      Information........................................  Table of Contents of the Statement of
                                                           Additional Information

                                                                         LOCATION IN
                                                                        STATEMENT OF
      ITEMS REQUIRED IN PART B OF FORM N-3                         ADDITIONAL INFORMATION
      ------------------------------------                 ---------------------------------------
                                                           Cover Page
16.   Cover Page.........................................
                                                           Table of Contents
17.   Table of Contents..................................
                                                           Description of the Company and the
18.   General Information and History....................  Separate Account*; Investment Advisory
                                                           Services; Securities Custodian
                                                           Description of the Company and the
19.   Investment Objectives and Policies.................  Separate Account--Investment Policies
                                                           and Restrictions*
                                                           Management of the Separate Account
20.   Management.........................................
                                                           Management--Investment Advisory
21.   Investment Advisory and Other Services.............  Agreement*; Investment Advisory
                                                           Services
                                                           Brokerage Allocations
22.   Brokerage Allocation...............................
                                                           Underwriting; Deductions and Expenses*
23.   Purchase and Pricing of Securities Being Offered...
                                                           Underwriting
24.   Underwriters.......................................
                                                           Calculation of Performance Data
25.   Calculation of Performance Data....................
                                                           Annuity Payments*
26.   Annuity Payments...................................
                                                           Financial Statements; Financial
27.   Financial Statements...............................  Statements of the Company

---------------
* Indicates a location in the Prospectus rather than in the Statement of Additional Information.

PROSPECTUS

GROUP
VARIABLE
ANNUITY
CONTRACTS                                                               [B LOGO]


     The group variable annuity contracts described in this Prospectus (the "Contracts") provide (i) tax deferred annuities for employees of public schools and certain tax-exempt organizations and (ii) retirement plans for self-employed individuals and their eligible employees. This is achieved through investment in Continental Assurance Company Separate Account (B) (the "Separate Account"), a separate account created by Continental Assurance Company (the "Company"). All purchase payments under the Contracts will, after deduction of initial charges, be placed in the Separate Account.

     The assets of the Separate Account are invested primarily in common stocks and securities convertible into common stocks. The primary investment objective of the Separate Account is the growth of capital in relation to the growth of the economy and the changing value of the dollar. Current investment income is a secondary objective.

     The Company acts as investment adviser to, and as principal underwriter for, the Separate Account.


     This Prospectus sets forth information about the Separate Account that a prospective investor ought to know before investing and should be kept for future reference. The Separate Account has filed a Statement of Additional Information, dated April 30, 1997, with the Securities and Exchange Commission. See the Table of Contents of the Statement of Additional Information on page 40. The Statement of Additional Information is available, at no charge, upon request, by contacting Continental Assurance Company, Attn: Individual Pension Accounts-35S, P.O. Box 803572, Chicago, Illinois 60680-3572, (800) 351-3001, in
writing or by telephone.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
      SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION
       PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
        ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)


                             DATED: APRIL 30, 1997

     NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR THE SEPARATE ACCOUNT. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

                               ------------------

                               TABLE OF CONTENTS

                                                                 PAGE
Glossary....................................................      2
Synopsis....................................................      4
Condensed Financial Information.............................     12
Description of the Company and the Separate Account.........     14
Management..................................................     18
Deductions and Expenses.....................................     19
Description of Group Variable Annuity Contracts.............     21
Annuities...................................................     26
Annuity Payments............................................     29
Benefits on Death or Withdrawal.............................     31
Federal Taxes...............................................     33
Legal Matters...............................................     37
Reports to Participants.....................................     37
Financial Statements........................................     38
Independent Auditors' Report................................     39
Table of Contents of the Statement of Additional
  Information...............................................     40

                                    GLOSSARY

     The following terms have the indicated meanings when used in this
Prospectus:

Accumulation Unit: an accounting unit used to measure the value of a participant's account before annuity payments begin. The term "equity unit", which is used in some outstanding Contracts, is synonymous with "accumulation unit".

Administrative Services Agreement: an agreement between the Company and the Separate Account under which the Company provides certain administrative services for the Separate Account.

Annuitant: the person on whose life annuity payments are based.

Annuity: a series of payments for life; with either a minimum number of payments or a determinable sum guaranteed; or for the joint lifetime of the person receiving payments and another person and thereafter during the lifetime of the survivor.

Annuity Unit: an accounting unit used to calculate the amount of annuity payments.

Casualty: Continental Casualty Company.

CNA Financial: CNA Financial Corporation.

Committee: a five member board in which the supervision of the Separate Account is vested.

Company: Continental Assurance Company.

Contract: a group variable annuity contract described by this Prospectus.

Contractholder: the entity to which the Contract is issued, usually the employer for 403(b) Plans, and either (a) the Trustee of a trust for the benefit of self-employed individuals and their employees, or (b) an association of self-employed individuals for HR-10 Plans.

Eligible Rollover Distribution: distribution as described in Section 402(c)(2) and Section 402(c)(4) of the Internal Revenue Code from a 403(b) Plan or a HR-10 Plan.

Employer: as used in HR-10 Plan Contracts, a sole proprietor or a partnership which has adopted or joined, or which proposes to adopt or join, a plan, master plan, or master plan and trust which includes participants who are self-employed persons and which qualifies under Section 401 of the Internal Revenue Code.

ERISA: the Employee Retirement Income Security Act of 1974, as amended.

Excludable Amount: as used in HR-10 Plan Contracts, an amount excludable from gross income under the provisions of the Internal Revenue Code.

Five Percent Owner or 5% Owner: a person who, at any time during a plan year or any of the four preceding plan years owns or has owned (or is considered as owning or as having owned through the application of certain attribution rules)
(a) more than 5% of the outstanding stock of an Employer which is a corporation or stock possessing more than 5% of the total combined voting power of such corporation, or (b) if the Employer is not a corporation, more than 5% of the capital or more than a 5% interest in the profits of the Employer.

Fixed Annuity: an annuity providing for payments which remain fixed throughout the payment period and which do not vary with the investment experience of the Separate Account.

403(b) Plan: a plan that provides for deferred income tax treatment for annuity purchase plans adopted by public school systems and certain tax-exempt organizations under Section 403(b) of the Internal Revenue Code.

HR-10 Plan: a plan offered for use by certain self-employed individuals and their employees which qualify under Section 401 of the Internal Revenue Code.

Internal Revenue Code: the Internal Revenue Code of 1986, as amended.

Investment Advisory Agreement: an agreement between the Company and the Separate Account under which the Company acts as the investment adviser to the Separate Account.

Investment in the Contract: as used in HR-10 Plan Contracts, the investment in the Contract, as defined in Section 72 of the Internal Revenue Code.

Net Purchase Payment: the amount applied to the purchase of Accumulation Units, which is equal to the Purchase Payment less the deduction for sales and administrative charges.

1940 Act: the Investment Company Act of 1940, as amended.

participant: a person having an interest in the Separate Account by reason of Purchase Payments made on behalf of such person.

Purchase Payments: amounts paid to the Company by, or on behalf of, a participant.

Separate Account: Continental Assurance Company Separate Account (B), which consists of assets set aside by the Company, the investment experience of which is kept separate from that of other assets of the Company.

Valuation Date: a day on which the value of the Separate Account is determined.

Variable Annuity: an annuity providing for payments varying in amount in accordance with the investment experience of the Separate Account.

                                    SYNOPSIS


403(b) PLAN CONTRACT FOR JOINT RETIREMENT BOARD OF THE RABBINICAL ASSEMBLY OF AMERICA, ET AL



Contractholder Transaction Expenses
     Sales Load Imposed on Purchases (as a percentage of Purchase
      Payments).....................................................    0.00%
     Administrative Expenses (as a percentage of Purchase
      Payments).....................................................    0.00%
     Deferred Sales Load (as a percentage of Purchase Payments or
      amount surrendered)...........................................     None
     Surrender Fee (as a percentage of amount surrendered)..........     None
     Exchange Fee...................................................    0.00%
     Fixed Rate Annuity Purchase Fee................................     $250
Annual Contract Fee.................................................     None
Annual Expenses
(as a percentage of average net assets)
     Management Fee.................................................    0.50%
     Mortality and Expense Risk Fees................................     None
     Other Expenses
       Service Fee..........................................   0.33%
      Administration Fee (paid to the Joint Retirement Board
      of the Rabbinical Assembly of America, et al).........   0.35%
                                                               -----
       Total Other Expenses.........................................    0.68%
     Total Annual Expenses..........................................    1.18%


EXAMPLE

If you surrender your Contract at the end of the
applicable time period:                                 1 YEAR    3 YEARS    5 YEARS    10 YEARS
     You would pay the following expenses on a $1,000
     investment, assuming 5% annual return on assets:       $0         $0         $0          $0
If you annuitize at the end of the applicable time
period:
     You would pay the following expenses on a $1,000
     investment, assuming 5% annual return on assets:     $250       $250       $250        $250
If you do not surrender your Contract:
     You would pay the following expenses on a $1,000
     investment, assuming 5% annual return on assets:       $0         $0         $0          $0

     The purpose of this table is to assist the Contractholder in understanding the various costs and expenses that a Contractholder will bear directly or indirectly. The Contractholder currently pays an annual fee of .83% of average net assets. Under the administrative service agreement with the Joint Retirement Board of the Rabbinical Assembly of America, et al, (the "Rabbinical Board") effective June 28, 1996, an additional fee of .35% of the Contractholder's net asset value as of August 1 of that year and each August 1 thereafter, is payable to the Rabbinical Board. In addition to the expenses described above, premium taxes may be applicable. The information presented in the example listed above should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown in the example. The participant has several different annuity options from which to choose. There is a $250 annuity purchase fee only if the participant chooses a fixed rate annuity. See "The Investment Adviser and Investment Advisory Fee" below in this Synopsis, "Sales and Administrative Charges--403(b) Plans" below in this Synopsis, "Annuity Selection" below in this Synopsis, "Deductions and Expenses--Investment Advisory Charges", "Deductions and Expenses--Sales and Administrative Charges--Level Deduction Contracts--403(b) Plans" and "Annuities--Electing the Retirement Date and Form of Annuity--403(b) Plans" for more complete descriptions of the various costs and expenses described in the above table. See "Transfers" below in this Synopsis for a further description of the applicability of exchange fees.


LEVEL DEDUCTION CONTRACT FOR 403(b) PLANS


Contractholder Transaction Expenses
     Sales Load Imposed on Purchases (as a percentage of Purchase
      Payments)......................................................      5.00%
     Administrative Expenses (as a percentage of Purchase
      Payments)......................................................      1.00%
     Deferred Sales Load (as a percentage of Purchase Payments or
      amount surrendered)............................................       None
     Surrender Fee (as a percentage of amount surrendered)...........       None
     Exchange Fee....................................................      0.01%
     Fixed Rate Annuity Purchase Fee.................................       $250
Annual Contract Fee..................................................       None
Annual Expenses
(as a percentage of average net assets)
     Management Fee..................................................      0.50%
     Mortality and Expense Risk Fees.................................       None
     Other Expenses
       Service Fee..........................................    0.33%
                                                                -----
       Total Other Expenses..........................................      0.33%
     Total Annual Expenses...........................................      0.83%

EXAMPLE

If you surrender your Contract at the end of the
applicable time period:                                 1 YEAR    3 YEARS    5 YEARS    10 YEARS
     You would pay the following expenses on a $1,000
     investment, assuming 5% annual return on assets:      $60        $60        $60         $60
If you annuitize at the end of the applicable time
period:
     You would pay the following expenses on a $1,000
     investment, assuming 5% annual return on assets:     $310       $310       $310        $310
If you do not surrender your Contract:
     You would pay the following expenses on a $1,000
     investment, assuming 5% annual return on assets:      $60        $60        $60         $60

     The purpose of this table is to assist the Contractholder in understanding the various costs and expenses that a Contractholder will bear directly or indirectly. In addition to the expenses described above, premium taxes may be applicable. The information presented in the Example listed above should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown in the Example. The participant has several different annuity options from which to choose. There is a $250 annuity purchase fee only if the participant chooses a fixed rate annuity. A $10 exchange fee is charged for the second and succeeding transfers in most of the 403(b) Contracts. See "The Investment Adviser and Investment Advisory Fee" below in this Synopsis, "Sales and Administrative Charges--403(b) Plans" below in this Synopsis, "Annuity Selection" below in this Synopsis, "Deductions and Expenses--Investment Advisory Charges", "Deductions and Expenses--Sales and Administrative Charges--Level Deduction Contracts--403(b) Plans" and "Annuities--Electing the Retirement Date and Form of Annuity--403(b) Plans" for more complete descriptions of the various costs and expenses described in the above table. See "Transfers" below in this Synopsis for a further description of the applicability of exchange fees. Premium taxes also may be applicable.

GRADED DEDUCTION CONTRACT FOR 403(b) PLANS


Contractholder Transaction Expenses
     Sales Load Imposed on Purchases (as a percentage of Purchase
      Payments)......................................................      5.00%
     Deferred Sales Load (as a percentage of Purchase Payments or
      amount surrendered)............................................       None
     Surrender Fee (as a percentage of amount surrendered)...........       None
     Exchange Fee....................................................       .01%
     Fixed Rate Annuity Purchase Fee.................................       $250
Annual Contract Fee..................................................        $30
Annual Expenses
(as a percentage of average net assets)
     Management Fee..................................................      0.50%
     Mortality and Expense Risk Fees.................................       None
     Other Expenses
       Service Fee..........................................    0.33%
                                                                -----
       Total Other Expenses..........................................      0.33%
     Total Annual Expenses...........................................      0.83%

EXAMPLE

If you surrender your Contract at the end of the
applicable time period:                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
     You would pay the following expenses on a $1,000
     investment, assuming 5% annual return on assets:       $80        $140        $200         $350
If you annuitize at the end of the applicable time
period:
     You would pay the following expenses on a $1,000
     investment, assuming 5% annual return on assets:      $330        $390        $450         $600
If you do not surrender your Contract:
     You would pay the following expenses on a $1,000
     investment, assuming 5% annual return on assets:       $80        $140        $200         $350


     The purpose of this table is to assist the Contractholder in understanding the various costs and expenses that a Contractholder will bear directly or indirectly. In addition to the expenses described above, premium taxes may be applicable. The information presented in the Example listed above should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown in the Example. The applicable sales load for these Contracts is 5% for the first $10,000 of Purchase Payments for each participant; 4% for the next $10,000 of Purchase Payments for each participant; and 2.5% on all Purchase Payments in excess of $20,000. The Company also makes an administrative charge based upon the previous year's cost of administration. There is no maximum dollar limit on this charge. In 1997, the Company will assess this charge at an annual rate of $30 per participant. The participant has several different annuity options from which to choose. There is a $250 annuity purchase fee only if the participant chooses a fixed rate annuity. A $10 exchange fee is charged for the second and succeeding transfers in most of the 403(b) Plan Contracts. See "The Investment Adviser and Investment Advisory Fee" below in this Synopsis, "Sales and Administrative Charges--403(b) Plans" below in this Synopsis, "Annuity Selection" below in this Synopsis, "Deductions and Expenses--Investment Advisory Charges", "Deductions and Expenses--Sales and Administrative Charges--Graded Deduction Contracts--403(b) Plans" and "Annuities--Electing the Retirement Date and Form of Annuity--403 Plans" for more complete descriptions of the various costs and expenses described in the above table. See "Transfers" below in this Synopsis for a further description of the applicability of exchange fees. Premium taxes also may be applicable.

HR-10 PLANS


Contractholder Transaction Expenses
     Sales Load Imposed on Purchases (as a percentage of
      Purchase Payments)....................................    7.00%
     Administrative Expenses (as a percentage of Purchase
      Payments).............................................    1.50%
     Deferred Sales Load (as a percentage of Purchase
      Payments or amount surrendered).......................     None
    Surrender Fee (as a percentage of Purchase Payments
      received prior to withdrawal).........................    2.00%
     Exchange Fee...........................................    0.01%
     Fixed Rate Annuity Purchase Fee........................     $250
     Individual Accounting Fee..............................      $20
     Accounting Withdrawal Fee..............................      $10
Annual Contract Fee.........................................     None
Annual Expenses
(as a percentage of average net assets)
     Management Fee.........................................    0.50%
     Mortality and Expense Risk Fees........................     None
     Other Expenses
       Service Fee..........................................  0.33%
                                                              ----




       Total Other Expenses.................................    0.33%
     Total Annual Expenses..................................    0.83%


EXAMPLE

If you surrender your Contract at the end of the
applicable time period:                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
     You would pay the following expenses on a $1,000
     investment, assuming 5% annual return on assets:      $135        $155        $175         $225
If you annuitize at the end of the applicable time
period:
     You would pay the following expenses on a $1,000
     investment, assuming 5% annual return on assets:      $355        $375        $395         $445
If you do not surrender your Contract:
     You would pay the following expenses on a $1,000
     investment, assuming 5% annual return on assets:      $105        $125        $145         $195


     The purpose of this table is to assist the Contractholder in understanding the various costs and expenses that a Contractholder will bear directly or indirectly. In addition to the expenses described above, premium taxes may be applicable. The information presented in the Example listed above should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown in the Example. The sales load under these Contracts varies from 0% to 7% depending on the contract. The administrative expense under these Contracts varies from 0% to 1.5% depending on the contract. The participant has several different annuity options from which to choose. There is a $250 annuity purchase fee only if the participant chooses a fixed rate annuity. The Company may make an additional charge for the maintenance of individual accounting records, not to exceed $20 for each new entrant and $10 per year per participant thereafter and $10 at each withdrawal. The Company did not make this charge in 1994, 1995 or 1996. A $10 exchange fee is charged for the second and succeeding transfer in most of the HR-10 Plan

Contracts. The surrender fee (termination charge) of 2% of the Purchase Payments received prior to withdrawal is applicable when the Account is terminated and the entire interest in the Contract is withdrawn. A termination charge of 2% of the pro rata amount of Purchase Payments received will also be assessed when a Contractholder withdraws part of his or her interest in the Contract. See "The Investment Adviser and Investment Advisory Fee" below in this Synopsis, "Sales and Administrative Charges--HR-10 Plans" below in this Synopsis, "Annuity Selection" below in this Synopsis, "Deductions and Expenses--Investment Advisory Charges", "Deductions and Expenses--Sales and Administrative Charges--HR-10 Plans" and "Annuities--Annuity Options--HR-10 Plans" for more complete descriptions of the various costs and expenses described in the above table. See "Transfers" below in this Synopsis for a further description of the applicability of exchange fees. See "Withdrawals--HR-10 Plans" below in this Synopsis and "Description of Group Variable Annuity Contracts--Withdrawals" for a further description of the applicability of the surrender fee (termination charge). Premium taxes also may be applicable.

GROUP VARIABLE ANNUITY CONTRACTS

     The Contracts offered by this Prospectus are designed to provide payments under two types of plans: 403(b) Plans and HR-10 Plans. Contracts for 403(b) Plans are issued to annuity purchase plans adopted by public school systems and certain tax-exempt organizations under Section 403(b) of the Internal Revenue Code. Contracts for HR-10 Plans are issued to self-employed individuals for themselves and their employees, or to a trustee for the benefit of such persons and to associations of self-employed persons for the benefit of participating members. Two types of Contracts for 403(b) Plans are presently in existence: the level deduction Contract and the graded deduction Contract. See "Deductions and Expenses". One type of Contract is offered for HR-10 Plans. Each Contract may be modified or amended. See "Description of Group Variable Annuity Contracts--Modification or Termination of the Contract".

THE INVESTMENT ADVISER AND INVESTMENT ADVISORY FEE

     The Company acts as the investment adviser to the Separate Account. The Company is a stock life insurance company organized under the Illinois Insurance Code in 1911, and maintains its principal office at CNA Plaza, Chicago, Illinois 60685. The Separate Account has been registered as an open-end diversified management investment company under the 1940 Act. See "Description of the Company and the Separate Account--General".

     The Company receives an investment advisory fee at the annual rate of 0.5% of the average daily net asset value of the Separate Account and a service fee at the annual rate of 0.33% of the average daily net asset value of the Separate Account for investment management and other services. See "Deductions and Expenses--Investment Advisory Charges".

SALES AND ADMINISTRATIVE CHARGES--403(B) PLANS


     Under the current 403(b) Plan Contract with the Rabbinical Board (the "Rabbinical Plan"), the Company does not make any deduction from Purchase Payments for sales and administrative expenses. Under the administrative service agreement with the Rabbinical Board effective June 28, 1996, each Participant under the Rabbinical Plan is charged a fee of .35% of the Participant's net asset value as of each August 1. That fee is remitted to the Rabbinical Board for administrative services performed by it on behalf of Rabbinical Plan Participants.

     The level deduction Contract provides for deductions aggregating 6% (6.38% of the net amount invested) to be made from each Purchase Payment for sales and administrative expenses. Of such 6% deduction, 5% is for sales expenses and 1% is for administrative expenses. The Company reserves the right to increase the rate of deductions for administrative expenses in the future. Although the Company no longer offers new level deduction Contracts to employers, it continues to honor and to service existing level deduction Contracts with current Contractholders and to accept Purchase Payments thereunder. See "Deductions and Expenses--Sales and Administrative Charges--Level Deduction Contracts--403(b) Plans".


     The graded deduction Contract provides for a maximum deduction of 5% (5.26% of the net amount invested) to be made from each Purchase Payment for sales expenses. The deduction is reduced on a graduated scale based upon the aggregate Purchase Payments made under both fixed and variable annuities. The minimum deduction before allowance for experience rating credits is 2.5% (2.57% of the net amount invested). The Company also makes an administrative charge based upon the previous year's cost of administration. There is no maximum dollar limit on this charge. In 1997, the Company will assess this charge at an annual rate of $30 per participant. See "Deductions and Expenses--Sales and Administrative Charges--Graded Deduction Contracts--403(b) Plans".


SALES AND ADMINISTRATIVE CHARGES--HR-10 PLANS

     A charge of 0 to 8.5% of Purchase Payments (0 to 9.29% of the net amount invested) comprised of 0 to 7.0% of Purchase Payments (0 to 7.65% of the net amount invested) to cover sales expenses and 0 to 1.5% of Purchase Payments (0 to 1.64% of the net amount invested) to cover certain administrative expenses is made by deduction from each Purchase Payment. The balance of the Purchase Payment is credited to the participant's account in the form of Accumulation Units. The exact level of such charges will vary from Contract to Contract, depending on volume of Purchase Payments expected, services to be performed by the Company and the applicable commission expenses. Accordingly, individual Contracts do not provide for reduced sales charges upon attainment of any given level of Purchase Payments. Certain Contracts may also provide for additional annual fixed dollar charges imposed on a per participant basis for the maintenance of individual accounting records. The Company reserves the right to increase the rate of deductions for administrative expenses in the future. See "Deductions and Expenses--Sales and Administrative Charges--HR-10 Plans". With respect to the termination charge which the Company is entitled to make upon withdrawal by a Contractholder of his or her entire interest in the Contract for an HR-10 Plan, see "Withdrawals--HR-10 Plans" below in this Synopsis.

PURCHASE LIMITS

     The minimum Purchase Payment on Contracts for 403(b) Plans which can be made at any time on behalf of any participant is $10. There is no minimum Purchase Payment on Contracts for HR-10 Plans.

INVESTMENT OBJECTIVES

     The assets of the Separate Account are invested primarily in common stocks and securities convertible into common stocks. The primary investment objective of the Separate Account is the growth of capital in relation to the growth of the economy and the changing value of the dollar. Current investment income is a secondary objective. The Separate Account's investment policies require the Company, in making investments for the Separate Account, to maintain the Separate Account's status as a diversified investment company. See "Description of the Company and the Separate Account--Investment Policies and Restrictions". The dollar amount of investment accumulation before retirement and the dollar amount of subsequent retirement benefits will vary to reflect the dividends, interest and fluctuations in the market value of the securities held in the Separate Account and will be subject to the same risks as are inherent in the ownership of common stocks.

TRANSFERS

     Prior to commencement of annuity payments, a participant may transfer funds between fixed and variable annuity contracts. Some of the 403(b) Plan Contracts and HR-10 Plan Contracts offered hereby provide that any such transfer will be made without charge. Others provide that the Company may charge a $10 exchange fee for the second and each succeeding transfer in any calendar year. A participant may change the percentage allocation of future Purchase Payments between fixed and variable annuity contracts at any time without charge. See "Annuities--Electing The Retirement Date and Form of Annuity--403(b) Plans" and "Annuities--Annuity Options--HR-10 Plans".

ANNUITY SELECTION

     The participant has several different annuity options from which to choose. See "Annuities". There is a $250 annuity purchase fee if the participant chooses a fixed rate annuity. For the other annuity options, there is no fee. The Company reserves the right to change these charges at any time.

WITHDRAWALS--403(B) PLANS


     A participant may withdraw, without charge, all or a portion of his individual account (except for certain amounts attributable to a salary reduction agreement) prior to commencement of annuity payments by written direction to the Company. However, effective June 1, 1997, under a proposed amendment to the Rabbinical Plan Contract, a participant must receive written consent from the Rabbinical Board prior to providing written direction to the Company. A withdrawal may be subject to penalty taxes, in addition to applicable federal income taxes. See "Benefits on Death or Withdrawal", "Description of Group Variable Annuity Contracts--Withdrawals" and "Federal Taxes--Federal Tax Treatment of Participants--403(b) Plans".


WITHDRAWALS--HR-10 PLANS

     Subject to limitations, the Contractholder may withdraw part or all of his or her interest in the Contract in one lump sum on any Valuation Date, except for funds held for terminated or retired participants. In such event, the Company is entitled to make a termination charge of 2% of the pro rata amount of the Purchase Payments received under the Contract relating to the withdrawal before withdrawal. See "Benefits on Death or Withdrawal" and "Description of Group Variable Annuity Contracts--Withdrawals".

PENALTY TAXES


     Distributions made prior to age 59 1/2 generally will be subject to a 10% tax, in addition to otherwise applicable federal income taxes. This additional tax will not apply if the distribution is made in connection with death or disability, or if it is made after separation from service where the separation occurred after the participant attains age 55, or if it is part of a series of annual or more frequent annuity payments made after separation from service and at least over the life of the participant, or if it is made for certain medical expenses within the deductible limitation under the Internal Revenue Code, or if it is made to an alternate payee pursuant to a qualified domestic relations order ("QDRO"). Further, a 15% additional tax applies to distributions in excess of prescribed dollar limits, and a 50% excise tax applies to the amount by which a distribution is less than the minimum required distribution, determined under U.S. Treasury regulations. See "Federal Taxes--Federal Tax Treatment of Participants--Distributions--HR-10 Plans".

                         CONTINENTAL ASSURANCE COMPANY
                              SEPARATE ACCOUNT (B)

                               ------------------

                        CONDENSED FINANCIAL INFORMATION

                INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT
          (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)


                                                                     YEAR ENDED DECEMBER 31
                                    -----------------------------------------------------------------------------------------
                                     1996      1995      1994     1993     1992     1991     1990     1989     1988     1987
                                    -------   -------   ------   ------   ------   ------   ------   ------   ------   ------
Investment income(a)..............  $  .194   $  .187   $ .189   $ .155   $ .164   $ .185   $ .243   $ .299   $ .126   $ .134
Expenses(b).......................     .107      .085     .073     .068     .060     .052     .044     .042     .036     .036
                                    -------   -------   ------   ------   ------   ------   ------   ------   ------   ------
Net investment income.............     .087      .102     .116     .087     .104     .133     .199     .257     .090     .098
Capital changes
  Net realized and unrealized gain
    (loss) on investments.........    2.314     2.788    (.181)   1.124     .307    1.707    (.055)    .491     .562     .085
                                    -------   -------   ------   ------   ------   ------   ------   ------   ------   ------
  Net increase (decrease) in net
    asset value...................    2.401     2.890    (.065)   1.211     .411    1.840     .144     .748     .652     .183
Accumulation unit value at the
  beginning of the period.........   11.737     8.847    8.912    7.701    7.290    5.450    5.306    4.558    3.906    3.723
                                    -------   -------   ------   ------   ------   ------   ------   ------   ------   ------
Accumulation unit value at end of
  period..........................  $14.138   $11.737   $8.847   $8.912   $7.701   $7.290   $5.450   $5.306   $4.558   $3.906
                                    =======   =======   ======   ======   ======   ======   ======   ======   ======   ======
Ratio of fees and expenses to
  average net assets(b)(c)........     .83%      .83%     .83%     .83%     .83%     .83%     .83%     .83%     .83%     .83%
Ratio of net investment income to
  average net assets(c)...........     .67%     1.00%    1.31%    1.05%    1.44%     2.11%    3.74%    5.08%    2.08%    2.26%
Portfolio turnover rate...........      53%       46%      52%      69%      71%      13%      55%      47%      14%      31%
Number of accumulation units
  outstanding at end of period
  (000 omitted)...................    8,502     8,763    9,299    9,385    9,935   10,486   11,086   11,983   13,477   15,130


---------------

     (a) No declaration of dividends or distribution of gains is made, and such amounts are applied to increase Accumulation Unit values.

     (b) Pursuant to the terms of the Investment Advisory Agreement, the Company makes quarterly withdrawals for investment advisory services to the Separate Account at an annual rate of one half of one percent of the average net asset value and quarterly withdrawals of a service fee at an annual rate of thirty-three hundredths of one percent of the average net asset value.

     (c) Participants' equity appearing on the financial statements incorporated by reference herein is the equivalent of net assets.

     The Separate Account may from time to time measure performance in terms of total return, which is calculated for any specified period of time by assuming the purchase of units at the Separate Account's unit value at the beginning of the period. Such units are then valued at the Separate Account's unit value at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from its value at the end of the period and dividing that amount by the initial value. The total return on this hypothetical investment in the Separate Account shows its overall dollar or percentage change in value, exclusive of fees based on the initial amount of the contribution and recurring annual fees. If these fees were included, the amount or return that a Participant would realize for an investment during the specified period would be lower.

     A cumulative total return reflects the Separate Account's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Separate Account's performance had been constant over the entire period. Because average annual returns for more than one year tend to smooth out variation's in the Separate Account's annual returns, participants should recognize that such figures are not the same as actual year-by-year results. Separate Account performance figures are based on historical results and are not intended to indicate future performance. The investment return and unit value of the Separate Account will vary and may be worth more or less at redemption than their original cost.

     From time to time, the Separate Account may produce advertising or sales materials which disclose the Separate Account's performance over various periods of time. The Separate Account may also compare its performance to that of selected other funds, fund averages or recognized stock market indices. Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Separate Account and the portfolios of such other funds or market indices may be comprised of securities that differ significantly from the Separate Account's investments.

              DESCRIPTION OF THE COMPANY AND THE SEPARATE ACCOUNT

GENERAL


     The Company is a stock life insurance company which was organized under the Illinois Insurance Code in 1911, and has been an investment adviser registered under the Investment Advisers Act of 1940 since 1966. Its life insurance business involves the writing of group and individual life insurance, accident and health insurance, and annuity policies. The Company's principal office is located at CNA Plaza, Chicago, Illinois 60685. All of the voting securities of the Company are owned by Casualty, a stock casualty insurance company organized under the Illinois Insurance Code, located at CNA Plaza, Chicago, Illinois 60685. All of the voting securities of Casualty are owned by CNA Financial, a Delaware corporation, located at CNA Plaza, Chicago, Illinois 60685. Loews Corporation, a Delaware corporation, located at 667 Madison Avenue, New York, New York 10021-8087, with interests in insurance, hotels, watches and other timing devices, drilling rigs and tobacco, owned approximately 84% of the outstanding voting securities of CNA Financial as of February 23, 1997. Laurence
A. Tisch, the Chairman of the Board, Co-Chief Executive Officer and a director of Loews Corporation and Chief Executive Officer and a director of CNA Financial, and his brother, Preston R. Tisch, President, Co-Chief Executive Officer and a director of CNA Financial and Loews Corporation, owned, in the aggregate, approximately 31% of the outstanding common stock of Loews Corporation as of February 23, 1997. Therefore, they may be deemed to be parents of Loews Corporation, and thus of CNA Financial and the Company, within the meaning of the federal securities laws.


     The Separate Account was established by the Company on June 1, 1966, under the provisions of the Illinois Insurance Code, in order to fund variable annuity contracts. In addition to serving as investment adviser to the Separate Account, the Company also serves as investment adviser to CNA Income Shares, Inc., a closed-end diversified management investment company.

     Variable annuity contracts are securities within the meaning of the Securities Act of 1933, and are not exempt from registration under the provisions of that Act. The issuer of such contracts is subject to regulation under the 1940 Act. The Separate Account has been registered as an open-end diversified management investment company under the 1940 Act, but such registration does not involve supervision of the management or the investment practices or policies of the Separate Account or the Company by the Securities and Exchange Commission. The Separate Account has no sub-accounts.

     Net Purchase Payments made in accordance with the provisions of the Contracts described herein are added to the Separate Account and invested as described herein. See "Description of the Company and Separate Account--Investment Policies and Restrictions" and "Deductions and Expenses". Net Purchase Payments made prior to April 29, 1977 under HR-10 Plan Contracts were added to Continental Assurance Company Separate Account (A) and invested therein.

     The Company owns the Separate Account's assets and, under existing law, is not considered to be a Trustee with respect to those assets. Nevertheless, the assets of the Separate Account are held for the benefit of the participants and persons entitled to payments under the Contracts described in this Prospectus. Moreover, investment income and gains and losses from assets allocated to the Separate Account (whether realized or not) are credited to or charged against the Separate Account without regard to other income, gains or losses of the Company (in accordance with the Contracts' provisions). Thus, the dollar amount of payments or values which vary reflect the investment results of just the Separate Account. Additionally, the Illinois Insurance Code and the Contracts themselves prohibit the Company from charging any liabilities arising out of other business of the Company against the Separate Account's assets (equal to the reserves and other contract liabilities of the Separate Account).

INVESTMENT POLICIES AND RESTRICTIONS

     The objectives and policies in making investments for the Separate Account are set forth below.

     1. The primary objective of the Company in making investments for the Separate Account will be the growth of capital in relation to the growth of the economy and the changing value of the dollar. Current investment income will be a secondary objective. Accordingly, the assets of the Separate Account will be invested primarily in common stocks and in other securities convertible into common stocks.

     2. When the Company believes that economic and market conditions indicate a likelihood that investing a majority of the assets of the Separate Account in common stocks or securities convertible into common stocks might result in a material decrease in the unit value of the Separate Account, less than a majority of the assets of the Separate Account may be invested in common stocks or securities convertible into common stocks. In these situations, any assets not invested in common stocks or securities convertible into common stocks will be invested primarily in investment grade debt instruments with a maturity of one year or less, such as U.S. Treasury bills, bank certificates of deposit, bank repurchase agreements or commercial paper.

     3. When the Company deems that economic and market conditions so indicate, a portion of the assets of the Separate Account may be invested in preferred stocks and publicly distributed debt instruments such as corporate bonds, debentures, equipment trust certificates, U.S. Government securities or U.S. Government Agency securities.

     4. Temporary investments for the Separate Account may be made in short-term instruments such as U.S. Treasury Bills, bank certificates of deposit, bank repurchase agreements or commercial paper.

     5. To the extent of 75% of the assets of the Separate Account, the Company may not purchase for the Separate Account the securities of any issuer if such purchase would cause more than 5% of the market value of the Separate Account's assets to be invested in the securities of such issuer (other than obligations of the United States and its instrumentalities) or would cause more than 10% of any class of securities of such issuer to be held in the Separate Account's portfolio. The balance of 25% of the assets of the Separate Account may be invested without regard to such 5% or 10% limitations.

     6. The Company, in acting for the Separate Account, will not underwrite securities of others or invest in restricted securities.

     7. The Company, in acting for the Separate Account, will not concentrate more than 25% of the Separate Account's investments in any one industry.

     8. The assets of the Separate Account will not be invested in commodity contracts.

     9. The assets of the Separate Account will not be invested in securities of investment companies.

     10. The Company, in acting for the Separate Account, will not make loans to other persons except through the acquisition of securities issued or guaranteed by banks, bonds, debentures, other debt securities which are publicly distributed and the lending of portfolio securities ("Portfolio Loans"). Portfolio Loans will be continually secured by cash, letters of credit, U.S. Government securities or U.S. Government Agency securities having a market value of not less than the market value of the portfolio securities loaned. The aggregate value of Portfolio Loans will not exceed 25% of the Separate Account's net assets at any time.

     11. The Company, in acting for the Separate Account, will not engage in the purchase and sale of interests in real estate, except that the Company may engage in the purchase and sale of marketable securities of real estate companies and real estate trusts which may represent indirect interests in real estate.

     12. The Company, in acting for the Separate Account, will not purchase securities for the purpose of control or management of the issuer thereof.

     13. The Company will not make short sales for the Separate Account.

     14. The Company will not borrow money for the Separate Account.

     15. The Company will keep the Separate Account's assets substantially fully invested in assets described in paragraphs 1, 2, 3 and 4 above, as described therein, and will limit the Separate Account's cash position, to the extent feasible, to such amounts as may be required to permit the Company to make normal contract payments from the Separate Account.

     16. The Company, in acting for the Separate Account, will not issue any senior securities (as defined in the 1940 Act) except for the lending of portfolio securities permitted by paragraph 10 above.

     The investment policies enumerated above may not be changed without approval of a majority (as defined in the 1940 Act) in interest of the participants.


     There is no investment policy limitation as to the timing of sales and purchase of securities. Although it will not be the general policy of the Company, in acting for the Separate Account, to engage in short term trading, securities may be sold without regard to the length of time held whenever investment judgment makes such action advisable. (Since the Separate Account is not subject to federal income taxes on capital gains, it is in a relatively advantageous position in realizing capital gains even though an increased portfolio turnover results in correspondingly greater brokerage expenses.) The rate of total portfolio turnover for 1996 was 53%, for 1995 was 46%, and for 1994 was 52%. Changes in the rate of portfolio turnover from year to year are attributable to changes in the Company's assessment of prevailing market conditions. All investment income and realized capital gains will be reinvested. The Company, in acting for the Separate Account, will limit portfolio transactions to those which the Company, in the exercise of prudent business judgment, deems advisable in order for the Separate Account to carry out its investment policies and to make payments to participants. The dollar amount of investment accumulation before retirement and the dollar amount of subsequent retirement benefits will vary to reflect the dividend, interest and fluctuations in the market value of the securities held in the Separate Account and will be subject to the same risks as are inherent in the ownership of common stocks.


     The Company, in acting for the Separate Account, will not participate in any trading account in securities on a joint or joint and several basis; provided, however, that the bunching of orders for the sale or purchase of marketable portfolio securities with those of other accounts under the management of the Company or its affiliates and the averaging of prices among the Separate Account and such other accounts will not be deemed to result in a trading account in securities. The Company, in acting for the Separate Account, will not mortgage or pledge the investments of the Separate Account, purchase securities on margin or, except as described below, invest in puts or calls. Unlike the investment policies and restrictions stated in the preceding paragraphs, the policies and restrictions described in this paragraph are subject to change without vote of the participants.

     The Company, in acting for the Separate Account, may write covered call options. The "writing" of call options by the Separate Account means that the Separate Account will be selling the right, but not the obligation, to acquire a specified number of securities held in the Separate Account's portfolio at a price set in the option contract (the "exercise price"). The optionholder generally may exercise this right to purchase the underlying securities at any time prior to the expiration of the option by notifying the Separate Account of its intention to exercise and delivering to the Separate Account funds equal to the aggregate exercise price of the securities covered by the contract (the "exercise payment"). Generally, a holder of a call option will exercise its rights under the call option only if the market price of the underlying stock exceeds the exercise price of the option. If the market price of the underlying securities is greater than the option exercise price on the date of exercise, the holder is, by virtue of the option contract, entitled to purchase the underlying securities at the below-market exercise price. If the option is exercised and the market value of the underlying securities exceeds the sum of the exercise payment and the payment received by the Separate Account on the sale of the option (the "premium"), the Separate Account would be left in a less favorable position than if such call option had not been written (because of the lost opportunity to realize the economic value represented by such excess).

     To close out a position when writing covered call options, the Separate Account may make a "closing purchase transaction," which involves purchasing a call option on the same security with the same or similar exercise price and expiration date as the option which it has previously written. The Separate Account will realize a profit or loss from a closing purchase transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof.

     The Company, in acting for the Separate Account, may also purchase covered put options for hedging purposes. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the term of the option. Generally, a holder of a put option will exercise its rights under the put option, only if the market price of the underlying securities is less than the exercise price of the option. If the put option is not exercised or the amount by which the exercise price exceeds the market price of the underlying securities is less than the premium paid, the Separate Account would be left in a less favorable position than if such put option had not been purchased. If market conditions are appropriate for the Separate Account to exercise the purchased put option, the Separate Account also may sell a put option to close out a purchased put option rather than exercising the purchased put option.

     The Separate Account will write call options and purchase put options only if the related stock is held in its portfolio. The put and call options described above will generally have a contract term of nine months or less. The market value of the securities subject to such option obligations at the time such options are written or purchased will not, in the aggregate, exceed 20% of the Separate Account's total assets.

     The use of options exposes the Separate Account to certain additional investment risks and transaction costs. The risks that may be associated with the use of option contracts include, but are not limited to, the risk that securities prices will not move in the direction anticipated by the Separate Account and the risk that the skills needed to successfully use option strategies may be different from those needed to select portfolio securities. In addition, assets segregated or set aside to cover the writing of a call option generally may not be disposed of during the term of such option. Segregating assets could diminish the Separate Account's return due to the opportunity losses of foregoing other potential investments with the segregated assets.

     The Company is permitted to enter into repurchase agreements and reverse repurchase agreements on behalf of the Separate Account. A repurchase agreement is an instrument under which the purchaser (i.e., the

Separate Account) acquires ownership of the obligation (debt security) and the seller agrees, at the time of the transfer, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements usually are for short periods, normally ranging from one day to one month. Repurchase agreements will be entered into only with respect to obligations in which the Separate Account may otherwise invest.

     A reverse repurchase agreement is an agreement under which the lender (i.e., the Separate Account) loans a security, usually a U.S. Government security, to a borrower, usually a bank or a stockbroker, against cash collateral. The transaction is normally characterized as a loan by the lender of the security and a simultaneous agreement by the lender to repurchase such security at an agreed price at a specified later date. The transaction is normally structured to permit the lender to receive a yield in excess of the yield of the underlying security. Reverse repurchase agreements are usually made for short periods, normally ranging from one week to one month. A reverse repurchase agreement will be a Portfolio Loan permitted by paragraph 10 above. Sufficient funds will be maintained in the form of cash and short-term investments, and segregated on an accounting basis, to satisfy such repurchase commitments.

     The Federal Bankruptcy Code provides that a repurchase participant may enforce a clause requiring the liquidation of a repurchase agreement because of the insolvency or financial condition of the other party to the repurchase agreement or because of the commencement of the bankruptcy case by the other party to the repurchase agreement. The Federal Bankruptcy Code also provides that the automatic stay does not apply to the set-off by a repurchase participant of a mutual debt or claim in connection with repurchase agreements where the set-off is for a margin payment or a settlement payment. Repurchase agreements are narrowly defined by Section 101(47) of the Bankruptcy Code to mean only agreements involving the transfer of certificates of deposit, eligible banker's agreements or securities that are direct obligations of or fully guaranteed by the United States government. Repurchase agreements not falling within this definition may not be covered by the protection of Sections 559 and 362(b)(7) of the Bankruptcy Code. It is possible that repurchase agreements not covered by those sections may be considered by a bankruptcy court to be loans by the purchaser to the seller. In such event, the purchaser might not be able to sell the obligation in the event of bankruptcy of seller without leave of the appropriate court. The purchaser would then be at risk due to a decline of the value of the obligation, and in the event of bankruptcy would face delays in the sale of the obligation and would incur legal, disposition and other expenses.

     The Company will limit investments by the Separate Account which may not be sold and settlement received therefor within 5 business days (or such shorter settlement period as the Commission designates for investment companies as defined under the 1940 Act) to 10 percent of the net assets of the Separate Account.

                                   MANAGEMENT

THE COMMITTEE

     The supervision of the Separate Account is vested by the Company in a Committee. The Committee has the following specific duties:

     1. To review periodically the portfolio of the Separate Account to ascertain that such portfolio is managed in the long-term interest of the participants and to take such corrective action as may be necessary.

     2. To approve, annually, agreements providing for sales, investment and administrative services.

     3. To recommend from time to time any changes deemed appropriate in the fundamental investment policies of the Separate Account, to be submitted to the participants at their next meeting.

     4. To select independent auditors, whose engagement shall be approved annually by the participants.

INVESTMENT ADVISORY AGREEMENT

     Under the Investment Advisory Agreement, the Company acts as the investment adviser to the Separate Account. In rendering its services as investment adviser, the Company is responsible to the Committee. The Company, as the Separate Account's investment adviser, provides the Separate Account with an investment program complying with the investment objectives, policies and restrictions of the Separate Account (see "Description of the Company and the Separate Account--Investment Policies and Restrictions"). In carrying out the Separate Account's investment program, the Company makes the investment decisions and is responsible for the investment and reinvestment of the Separate Account's assets by the purchase and sale of securities on behalf of the Separate Account. The Company performs research, statistical analysis, and continuous supervision of the Separate Account's investment portfolio, and also furnishes office space for the Separate Account and pays the salaries and fees of the Separate Account's officers and Committee Members. The Investment Advisory Agreement does not require employees of the Company to devote their exclusive efforts to the Separate Account's business, and it is expected that they will provide investment advisory services for the Company's other customers and for CNA Financial and its affiliates.

                            DEDUCTIONS AND EXPENSES

SALES AND ADMINISTRATIVE CHARGES--GENERAL

     The Company may be deemed to be the principal underwriter for the Separate Account and performs all sales and administrative functions relative to the Contracts and the Separate Account. The Company does not act as principal underwriter for any other investment company.


     The Company has received the following sales and administrative fees in connection with the operations of the Separate Account: 1996, $12,704; 1995, $13,563; and 1994, $65,144.


     The Company, in its sole discretion, may grant an experience rating credit to participants covered by a 403(b) Plan Contract based upon its profitability. Experience rating credits of 1% to 5% of Purchase Payments have been granted in certain cases where substantial individual solicitation has not been necessary.

SALES AND ADMINISTRATIVE CHARGES--RABBINICAL PLAN CONTRACT WITH THE RABBINICAL BOARD


     Under the administrative service agreement with the Rabbinical Board, effective June 28, 1996, each Participant under the Rabbinical Plan is charged a fee of .35% of the Participant's net asset value as of each August 1. That fee is remitted to the Rabbinical Board for administrative services performed by it on behalf of Rabbinical Plan Participants.


SALES AND ADMINISTRATIVE CHARGES--LEVEL DEDUCTION CONTRACTS--403(B) PLANS

     Pursuant to the Administrative Service Agreement, and as provided in the Contracts, the Company currently deducts 6% (6.38% of the net amount invested) from each Purchase Payment as received for sales expenses and administrative expenses. Of such 6% deduction, 5% is for sales expenses and 1% is for administrative expenses. These charges do not cover the expenses covered by the service fee charged under the

Investment Advisory Agreement. See "Deductions and Expenses--Investment Advisory Charges". The Company guarantees that during the first five years of a participant's participation under the Contract no further deductions will be made to cover such expenses, but any part of the 6% aggregate charge not needed to cover such expenses accrues as a profit to the Company. Following the end of the fifth year of participation under the Contract, the 1% deduction by the Company from Purchase Payments to cover administrative expenses may be increased by the Company upon prior written notice to the participant.

SALES AND ADMINISTRATIVE CHARGES--GRADED DEDUCTION CONTRACTS--403(B) PLANS

     Pursuant to the Administrative Service Agreement, and as provided in the Contracts, to cover sales expenses the Company makes deductions from Purchase Payments as follows:

       5% (5.26% of the net amount invested) on the first $10,000 of Purchase
          Payments for each participant;

       4% (4.17% of the net amount invested) on the next $10,000 of Purchase
          Payments for each participant; and

     2.5% (2.57% of the net amount invested) on all Purchase Payments for each participant in excess of $20,000.

Total Purchase Payments for each participant under both fixed and variable annuity contracts are included in determining the charge. Any part of such charge which is not needed to cover such expenses accrues as a profit to the Company.


     Pursuant to the Administrative Service Agreement, and as provided in the Contracts, the Company makes an administrative charge based upon its cost of administration. There is no maximum dollar limit on this charge, except that this charge (for any given year) will not exceed the previous year's cost of administration. This charge is made on December 31st of each year against the account of each participant who is not receiving an annuity. In 1997, the Company will assess this charge at an annual rate of $30 per participant.


     Neither the sales charge nor the administrative charge covers the expenses covered by the service fee charged under the Investment Advisory Agreement. See "Deductions and Expenses--Investment Advisory Charges".

     In the event Purchase Payments are made on behalf of a participant who is in the accumulation period for a partial year, the administrative charge is prorated on a monthly basis. For example, if the annual charge for a calendar year is $30 and the participant is covered under the Contract prior to the commencement of annuity payments for only 8 months of that year, his administrative charge would be $20.

     If no Purchase Payments are received on behalf of a participant during a calendar year, the deduction from the participant's account for that year will be 50% of the administrative charge which would otherwise be made. For example, if the annual charge for a calendar year is $30 and the participant is in the accumulation period during the entire calendar year but no Purchase Payments are received on behalf of the participant during the year, his administrative charge would be 50% of $30 or $15.

SALES AND ADMINISTRATIVE CHARGES--HR-10 PLANS

     Pursuant to the Administrative Service Agreement, and as provided in the Contracts, each Purchase Payment received by the Company under an HR-10 Plan Contract is, after deduction of a percentage charge, credited to the Separate Account. The charge ranges from 0 to 8.5% of Purchase Payments (0 to 9.29% of the net amount invested) comprised of 0 to 7% of Purchase Payments (0 to 7.65% of the net amount invested) to cover sales expenses and 0 to 1.5% of Purchase Payments (0 to 1.64% of the net amount invested) to cover certain administrative expenses. This charge does not cover the expenses covered by the service fee charged under the Investment Advisory Agreement. See "Deductions and Expenses--Investment Advisory Charges". The Company guarantees that, except for this charge and the charges described below, no further deductions will be made for sales and administrative expenses. While the Company intends that this charge merely cover such expenses, if any part of this charge is not needed to cover such expenses, such part accrues as a profit to the Company. Conversely, if such expenses exceed this charge, a loss to the Company results. The exact level of this charge will vary from Contract to Contract, depending on the volume of Purchase Payments expected, the extent of administrative services to be performed by the Company and the applicable commission expenses. The Contractholder, before entering into a Contract, and each self-employed or other person subject to the Contract, before agreeing to make Purchase Payments thereunder, will be given a separate written statement showing the percentage amount of such charge. See also "Description of Group Variable Annuity Contracts--Withdrawals" with respect to a termination charge applicable to certain withdrawals under HR-10 Plan Contracts.

     If the Contract so provides, the Company may make additional fixed dollar charges per participant for the maintenance of individual accounting records. These charges will not exceed $20 for each entry into the plan relating to such Contract, $10 per year per participant thereafter, and $10 at each withdrawal. The initial charge levels anticipated by the Company will be furnished at the time that application for the Contract is under consideration, and the charges provided for will be based upon the Company's good faith estimate of the cost to it for the maintenance of individual accounting records. At the present time, there are no Contracts in force under which fixed dollar charges per participant are made.

     No increase in the percentage charge for sales and administrative expense, or in any charge per participant, may be made during the first five Contract years. After the first five Contract years, the portion of such charges intended to cover administrative expenses may be changed on the basis of the Company's expenses.

INVESTMENT ADVISORY CHARGES

     The Company makes quarterly withdrawals from the Separate Account at an annual rate of 0.5% of the average daily net asset value of the Separate Account for providing investment advisory services, and at an additional annual rate of 0.33% of the average daily net asset value of the Separate Account as a service fee for bearing certain expenses of the Separate Account. Such expenses are different from those covered by the Administrative Service Agreement.

                DESCRIPTION OF GROUP VARIABLE ANNUITY CONTRACTS

GENERAL

     The Contracts provide one method of investing retirement funds in equity and other securities. The primary purpose of the Contracts is to provide lifetime payments which will tend to reflect changes in the cost of living during both the years prior to retirement and the years following retirement. The Company seeks to accomplish this objective by providing a medium for investment, generally in equity securities, accompanied by an assumption of the mortality risk. However, there is no assurance this objective will be attained. The value of the investments fluctuates continuously and is subject to the risks of changing economic conditions as well as the risks inherent in the ability of the Company to anticipate changes in such investments necessary to meet changes in economic conditions. There is no assurance that the value of a participant's individual account during the years prior to retirement, or the aggregate amount of the variable annuity payments received during the years following retirement, will equal or exceed the Purchase Payments made on his behalf.

     The variable annuity payments are determined on the basis of (1) the mortality table specified in the Contract, and (2) the investment performance of the Separate Account. The dollar amount of the variable annuity payments will not be affected by adverse mortality experience or by an increase in the Company's expenses in excess of the expense deductions provided for in the Contract. The dollar amounts of the payments will, however, reflect the investment losses or gains and investment income, and thus will vary.

     The significant difference between a regular or fixed annuity and a variable annuity is that under a fixed annuity, the insurance company assumes the risk of investment gain or loss and guarantees a specified interest rate and a specified monthly annuity payment. Under a variable annuity, the participant assumes the risk of investment gain or loss in that the value of his individual account varies with the investment income and gains or losses of a specified portfolio of securities. In both cases, the insurance company assumes the mortality and expense risk under the Contract.

     In assuming the mortality risk, the Company is taking the chance that the actuarial estimate of mortality rates among annuitants may prove erroneous; in assuming the expense risk, the Company is taking the chance that the expense margins deducted by the Company may not prove sufficient to cover the actual sales and administrative costs and contingency requirements. In either case, if an error in estimation is against the Company, the Company's earnings will be reduced; if an error in estimation favors the Company, the Company's earnings will be increased.

SALES OF CONTRACTS

     The Contracts are offered by employees and licensed agents and brokers of the Company.

VOTING RIGHTS

     Participants have the right to vote at the annual meeting of participants upon the following matters:

          1. To elect Members of the Committee for the Separate Account (see "Management--The Committee").

          2. To approve or disapprove any new or amended agreement providing for investment services.

          3. To approve or disapprove any changes in the fundamental investment policies of the Separate Account.

          4. To ratify or reject the Committee's selection of independent auditors for the Separate Account.

     The number of votes which a participant who is not retired may cast is equal to the number of Accumulation Units held by such participant under the particular Contract concerned, which represent interests in the Separate Account. The number of votes which a retired participant may cast is equal to the monetary value of the actuarial reserve maintained by the Company in the Separate Account for the annuity of that participant divided by the monetary value of an Accumulation Unit. As payments are made to a retired participant, the monetary value of that actuarial reserve is reduced; accordingly, the number of votes which that retired participant may cast will decrease.

     The determination of the number of votes to be cast will be made as of a date within 60 days prior to the annual meeting of the participants. The participants will receive at least 20 days' prior written notice of such meeting and of the number of votes to which they are entitled. A participant will be entitled to vote only if he is a participant on the foregoing record date and on the date of the meeting.

ASSIGNMENT

     The interest of any participant or beneficiary in or under a Contract is not subject to assignment or transfer. Transfer or surrender of such interest may be made only to the Company.

MODIFICATION OR TERMINATION OF THE CONTRACT

     Each Contract provides that it may be modified or amended in any respect by agreement between the Company and the Contractholder, without the consent of any participant. However, no such modification or amendment may affect retired participants in any manner, nor may any guarantees previously extended to active participants be impaired. The Company may also modify or amend any Contract, without the consent of the Contractholder or any participant, in order to conform to applicable law or to changes in the operation of the Separate Account which have been approved by vote of the participants or by the Committee.

     A Contractholder may elect to terminate a Contract at any time by due notice to the Company. An HR-10 Plan Contractholder has an option to transfer funds to a new funding medium (for example to a fixed annuity contract). If an HR-10 Plan Contract is terminated without transfer of funds to a new funding medium or if a 403(b) Plan Contract is terminated, the rights of the participants are the same as on termination of employment or other withdrawal. See "Benefits on Death or Withdrawal--403(b) Plans" and "Benefits on Death or Withdrawal--HR-10 Plans". When a participant commences to receive annuity payments, his rights are fixed and are not affected by any Contract termination.

CONTRACTHOLDER INQUIRIES

     All inquiries by Contractholders, Employers or participants should be made in writing or by telephone to:

                                Continental Assurance Company
                                Attn: Individual Pension Accounts-35S
                                P.O. Box 803572

                                Chicago, Illinois 60680-3572

                                (800) 351-3001

PURCHASE PAYMENTS AND ACCUMULATIONS

     The minimum Purchase Payment on Contracts for 403(b) Plans is $10, which may be made at any time on behalf of any participant.

     There is no minimum Purchase Payment on Contracts for HR-10 Plans. The HR-10 Plan Contracts permit a variety of payment schedules. A retirement plan for the self-employed may provide for a fixed percentage of compensation to be paid by all Employers who are participating, and additional payments to be made by them on behalf of any of their employees who may also be eligible. If the plan incorporates a provision for employee payments, these would normally be deducted regularly from their compensation during the year, and remitted directly to the Company as collected.

ALLOCATION OF PURCHASE PAYMENTS--HR-10 PLANS

     HR-10 Plans adopted by an Employer may provide for other investments in addition to the Contracts. For example, these plans may also provide for purchase of life insurance or fixed annuities. The terms of the plan adopted will set forth the method of allocation of Purchase Payments between the Contracts and other applications. There may be different allocations among the participants under a plan. Reallocation of prior Purchase Payments between the Contracts and insurance or fixed annuity contracts will be permitted prior to retirement only with the consent of the Company. If the plan so provides, a participant may upon retirement change the proportion of annuity to be paid on a fixed or variable basis.

ACCUMULATION PERIOD

     During the period before the commencement of annuity payments, when a Purchase Payment is received on behalf of a participant, a sales and administrative charge is deducted. (See "Deductions and Expenses--Sales and Administrative Charges".) The balance of the Purchase Payment is credited to the participant's account in the form of Accumulation Units. The number of Accumulation Units credited for a participant is determined by dividing the amount credited to his account by the value of an Accumulation Unit next computed after receipt of the Purchase Payment at the principal office of the Company, CNA Plaza, Chicago, Illinois 60685. The credit to the participant's account occurs concurrently with such determination.

VALUE OF AN ACCUMULATION UNIT

     During the accumulation period, the value of a participant's account varies with the performance of the investments of the Separate Account, and there is no assurance that such value will equal or exceed Purchase Payments made on behalf of the participant.

     Accumulation Units are valued as of 3:00 P.M., Central Time, on each day on which the New York Stock Exchange is open and on each other day in which there is a sufficient degree of trading in the portfolio securities of the Separate Account that the current net asset value of Accumulation Units might be materially affected by changes in the value of such portfolio securities, with each day of valuation being referred to as a Valuation Date.

     The value of an Accumulation Unit on a Valuation Date is determined by dividing the net asset value of the Separate Account at the close of business on that day by the number of Accumulation Units outstanding. Receipt of investment income or realization of capital gains by the Separate Account will not change the number of Accumulation Units outstanding. This number ordinarily may be increased only through receipt of additional Purchase Payments, and decreased only through withdrawals. The value of an Accumulation Unit on any day not a Valuation Date will be the same as the value on the next Valuation Date.

     The net asset value of the Separate Account is the market value of all securities and other assets, less liabilities of the Separate Account, including accrued investment advisory fees and other service fees. The determination of the net asset value of the Separate Account is made (i) by valuing portfolio securities which are traded on a national securities exchange at the last sale price, or, in the absence of a sale, at the closing bid price on the exchange where the security is primarily traded, (ii) by valuing other securities the prices of which are quoted in the Nasdaq National Market at the last sale price or, in the absence of a sale, at the closing bid price, (iii) by valuing other over-the-counter market securities not so quoted on the basis of the bid price of over-the-counter market quotations, if available, and (iv) by valuing all other securities and other assets at a fair value determined in good faith by the Committee.

     Under current federal laws, no federal income tax is payable on income or capital gains of the Separate Account. See "Federal Taxes--Federal Tax Status of the Separate Account". In the event any income taxes are imposed, they will be deducted in determining the net asset value of the Separate Account. Deductions are also made by the Company for investment advisory services and other services at such prorated percentages as are equivalent to an aggregate of 0.83% per annum of the average daily net asset value of the Separate Account, under the Company's Investment Advisory Agreement with the Separate Account. (See "Deductions and Expenses--Investment Advisory Charges".)

     The value of an Accumulation Unit was established as $1.00000 ($1) on June 30, 1966, and the initial deposits were applied at that initial unit value on February 28, 1967. The value as of any later date is found as described above. The value of a participant's account at any date can be determined by multiplying the total number of Accumulation Units credited to his account by the value of an Accumulation Unit on that date.

WITHDRAWALS


     Subject to the limitations described in "Benefits on Death or Withdrawal--HR-10 Plans", an HR-10 Plan Contractholder may withdraw from the Company, in one lump sum on any Valuation Date, part or all of his or her interest in the Contract, except for funds held for terminated or retired participants. In such event, the Company is entitled to make a termination charge of 2% of the pro rata amount of the Purchase Payments received under the Contract before withdrawal relating to the withdrawal. In general, any withdrawal made prior to age 59 1/2 (other than on account of death, disability, separation from service during or after the employee attains age 55, or a withdrawal which is part of a series of annual or more frequent annuity payments made after separation from service and at least over the participant's life, or if the withdrawal is made for certain medical expenses within the deductible limits under the Internal Revenue Code or if it is made to an alternate payee pursuant to a QDRO) is subject to an additional 10% tax, under the Internal Revenue Code. See "Benefits on Death or Withdrawal--HR-10 Plans" and "Federal Taxes--Federal Tax Treatment of Participants--Distributions--HR-10 Plans".



     A participant may elect, by written notice to the Company, to withdraw all or a portion of his individual account other than certain amounts attributable to a salary reduction agreement prior to commencement of annuity payments. However, effective June 1, 1997, under a proposed amendment to the Rabbinical Plan Contract, a participant must receive written consent from the Rabbinical Board prior to providing written direction to the Company. The Company will redeem Accumulation Units from participants, without any charge, at the net asset value per Accumulation Unit next to be determined after receipt of a signed written request to the office of the Company. (See "Description of Group Variable Annuity Contracts--Value of an Accumulation Unit".) However, withdrawals prior to age 59 1/2 (except for the exceptions stated in the above paragraph) are generally subject to an additional 10% tax. Distributions from a 403(b) Plan of amounts contributed on or after January 1, 1989 pursuant to a salary reduction agreement and of earnings on those contributions (and amounts earned on or after January 1, 1989 on contributions made before January 1, 1989) may be made only upon the attainment of age 59 1/2, separation from service, death, disability or hardship. Hardship distributions are limited to amounts contributed pursuant to a salary reduction agreement, excluding earnings on those amounts. Payment for Accumulation Units redeemed will be made by the Company within seven days after receipt of a written redemption request by the Company at the address set forth above under "Description of Group Variable Annuity Contracts--Contractholder Inquiries". Payments upon redemption may be more or less than the original costs of the Accumulation Units. For a discussion of federal income tax consequences of the receipt of such lump sum payments, see "Federal Taxes--Federal Tax Treatment of Participants".

                                   ANNUITIES

ELECTING THE RETIREMENT DATE AND FORM OF ANNUITY--403(B) PLANS


     A participant selects, in accordance with the Contract, a retirement date and annuity option. The Company currently charges a $250 fee for the purchase of a fixed rate annuity. The Company reserves the right to change this charge at any time. Prior to commencement of annuity payments, a participant may transfer funds between fixed and variable annuity contracts. Some of the 403(b) Plan Contracts offered hereby provide that any such transfer will be made without charge. Others provide that the Company may make a charge of $10 for the second and each succeeding transfer in any calendar year. A participant may change the percentage allocation of future Purchase Payments between fixed and variable annuity contracts at anytime without charge. Subsequent changes in either the retirement date or annuity option can be made up to 30 days prior to the date annuity payments are to commence. Distributions must generally commence by April 1 of the year following the year of attainment of age 70 1/2 or, if later and the participant so elects, by April 1 of the year following the year in which the participant retires (a different rule may apply with respect to distributions made in plan years beginning before January 1, 1997 -- consult your tax advisor). The 403(b) Plan Contracts provide for the various annuity forms described below. Level deduction Contract participants have three annuity forms; graded deduction Contract participants have four. There is an additional annuity form, which is not one of the four options described below, which is applicable only to plans providing for a qualified joint and survivor annuity as defined in ERISA. That annuity form is described following the descriptions of the four options. The annuity payments may be either fixed or variable at the option of the participant.


ANNUITY OPTIONS--403(B) PLANS

     Option 1--Life Without Refund--Monthly payments for the life of the participant only.

     Option 2--Life Ten Years Certain--Monthly payments for life, with the provision that if, at the death of the annuitant, payments have been made for less than 120 months, annuity payments may, at the option of the beneficiary designated by the participant, be discounted and paid in a single sum, or be continued during the remainder of said period to the beneficiary. If the beneficiary dies while receiving annuity payments, the value on the date of death of the remaining number of annuity payments will be paid in a lump sum to the estate of the beneficiary. (THIS OPTION IS CONSIDERED BY THE COMPANY TO BE THE "NORMAL FORM" AND, UNLESS THE PLAN ADOPTED BY THE CONTRACTHOLDER AND COMMUNICATED TO THE COMPANY PROVIDES FOR A QUALIFIED JOINT AND SURVIVOR ANNUITY AS DEFINED IN ERISA, WILL BE APPLIED AUTOMATICALLY IF NO OTHER OPTION IS ELECTED.)

     Option 3--Joint and Survivor--Monthly payments to the participant for his life, continuing on the basis of the same number of Annuity Units after the participant's death to his spouse, for the balance of his spouse's life.

     Option 4--Life Five Years Certain--Monthly payments for life, with a provision similar to that under the Life Ten Years Certain form, but extending only five years from retirement. This option may only be selected by participants under the graded deduction Contract.

     Ordinarily, no option may be elected if the first payment under such option would be less than $25. If the amount of such first payment would be less than $25, it will be paid in a lump sum.

     No option may be elected which has a period certain longer than the life expectancy of the participant or the joint and last survivor life expectancies of the participant and the participant's contingent annuitant, calculated, based on such persons' attained ages in the year in which payments are required to begin, using the mortality table provided for such purpose by the Secretary of the Treasury. Further, with respect to benefits accrued after December 31, 1986, the distribution cannot exceed a maximum period of years determined under tables provided by the Secretary of the Treasury, and additional rules apply in determining the minimum amount which must be distributed each year.

     If a plan adopted by the Contractholder and communicated to the Company provides for a qualified joint and survivor annuity as defined in ERISA, then, unless the participant waives such form and his spouse consents, the automatic annuity form under the Contract for each participant to whom such provision is applicable will be an annuity for the life of the participant which provides a survivor annuity for the life of the participant's surviving spouse which is not less than one-half, nor greater than the full amount, of the annuity payable during the life of the participant, and which is the actuarial equivalent of a single life annuity with ten years certain for the life of the participant. Any participant who affirmatively waives the automatic annuity form with the consent of his spouse may select any of the options described above if he is covered by a graded deduction Contract or any of Options 1, 2 or 3 if he is covered by a level deduction Contract.

     If Option 1 is elected, subsequent to the death of the participant no payments are made to any person, and if Option 3 is elected, subsequent to the death of the last to die of the participant and the participant's spouse no payments are made to any person.

     Other options are available with the consent of the Company. Information on such options will be furnished upon written request to the Company. See "Description of Group Variable Annuity Contracts--Contractholder Inquiries".

RETIREMENT OF PARTICIPANT--HR-10 PLANS


     Distributions must generally commence by April 1 of the year following the year of attainment of age 70 1/2, or, if later and the participant so elects, by April 1 of the year following the year in which the participant retires (a different rule may apply with respect to distributions made in plan years beginning before January 1, 1997--consult your tax advisor).


     The HR-10 Plan Contract is flexible in allowing retirement on the first day of any month as elected by the participant and specified in the plan. The only requirements are that the initial monthly annuity payment must be at least equal to a minimum amount established by the Company from time to time, and that the participant must submit certain information to establish proof of his date of birth. If the annuity would be less than the minimum, it may be paid as a fixed-value income, or in a lump sum.

ANNUITY OPTIONS--HR-10 PLANS

     The form of annuity payable to retired participants of a particular organization depends on the terms and provisions of the plan adopted by that organization. Annuity options normally available under the Contract, if the plan so provides, will include the following listed below, provided that the option selected must produce an initial monthly annuity payment in the amount of at least $25. The Company currently charges $250 for the purchase of a fixed rate annuity. The Company reserves the right to change this charge. Prior to commencement of annuity payments, a participant may transfer funds between fixed and variable annuity contracts. Some of the HR-10 Plan Contracts offered hereby provide that any such transfer will be made without charge. Others provide that the Company may make a charge of $10 for the second and each succeeding transfer in any calendar year. A participant may change the percentage allocation of future Purchase Payments between fixed and variable annuity contracts at any time without charge.

     Option 1--Life Ten Years Certain--Monthly payments for life, with the provision that if, at the death of the annuitant, payments have been made for less than 120 months, annuity payments will be discounted at the reserve interest rate, and paid to the beneficiary in a single sum. (THIS OPTION IS CONSIDERED BY THE COMPANY TO BE THE "NORMAL FORM" AND, UNLESS THE PLAN ADOPTED BY THE CONTRACTHOLDER AND COMMUNICATED TO THE COMPANY PROVIDES FOR A JOINT AND SURVIVOR ANNUITY AS DEFINED IN ERISA, WILL BE APPLIED AUTOMATICALLY IF NO OTHER OPTION IS ELECTED.)

     Option 2--Life Five Years Certain--Monthly payments for life, with a provision similar to that under the Life Ten Years Certain form, but only extending for five years from retirement.

     Option 3--Life Without Refund--Monthly payments for the life of the participant only.

     Option 4--Joint and Survivor--Monthly payments to the participant for his life, continuing on the basis of the same number of Annuity Units after the participant's death to his spouse, for the balance of his spouse's life.

     Option 5--Fixed Installments--Level monthly payments of a stipulated dollar amount, payable until the sum applied is exhausted. The period for which payments are made will vary depending upon the investment results of the Account.

     Option 6--Fixed Period--Variable monthly payments payable over a predesignated period of years, from one to twenty.

     In the case of options with a fixed period, the beneficiary may, in lieu of a lump sum settlement, elect to have the remaining installments continued on a monthly basis. This election is available only if the beneficiary is a natural person.

     No option may be elected which has a certain period longer than the life expectancy of the participant or the joint and last survivor life expectancies of the participant and the participant's beneficiary calculated based on such persons' attained ages in the years in which payments are required to begin, using the mortality table prescribed for such purpose by the Secretary of the Treasury. Additional special rules apply in determining the minimum amount which is required to be distributed each year. Life expectancies of the participant and the participant's spouse will be redetermined annually unless the plan provides otherwise.

     If a plan adopted by the Contractholder and communicated to the Company provides for a qualified joint and survivor annuity as defined in ERISA then, unless the participant waives such automatic form of payment with the consent of the participant's spouse, the automatic annuity form under the Contract for each participant to whom such provision is applicable will be an annuity for the life of the participant which provides a survivor annuity for the life of the participant's spouse which is not less than one-half, nor greater than the full amount, of the annuity payable during the life of the participant, with respect to a defined benefit plan, which is the actuarial equivalent of a single life annuity with ten years certain for the life of the participant and, with respect to a defined contribution plan, is the annuity which can be purchased with the participant's individual account balance. Any participant who affirmatively waives the automatic annuity form with the consent of his spouse may select any of the options described above.

     If Option 3 is elected, subsequent to the death of the participant no payments are made to any person, and if Option 4 is elected, subsequent to the death of the last to die of the participant and the participant's spouse no payments are made to any person.

                                ANNUITY PAYMENTS

     (1) Determination of Amount of the First Monthly Variable Annuity Payment

     As of the date annuity payments are to commence, the value of a participant's account is computed by multiplying the value of an Accumulation Unit on the fifteenth day of the preceding calendar month (or the next working day if the 15th falls on a Saturday, Sunday or holiday) by the number of Accumulation Units credited to the participant's account, and subtracting from the resulting figure any premium tax that is applicable under state law to the purchase of the participant's annuity. Such premium taxes range from 0 to 3%. Regardless of the date on which premium taxes are deducted from the accounts of participants, such taxes are remitted by the Company to applicable state taxing authorities once per calendar year. Certain states provide for credits against premium tax liabilities based upon the Company's ownership of properties or investments located therein (none of which are assets of the Separate Account). In the event that the Company is able to avail itself of such credits, the resulting saving is not passed on to participants from whose accounts premium taxes have been deducted.

     Each Contract contains tables setting forth the dollar amount of the first monthly annuity payment which can be purchased by each $1,000. These tables vary according to the type of Contract, the form of annuity selected by the participant and the sex and age on the nearest birthday of the participant. The tables are based on the 1951 Group Annuity Table projected 14 years with projection scale C and with interest at the assumed investment rate of 3 1/2%. Participants under the graded deduction Contract--403(b) Plan may also elect an optional rate of 3%, 4%, 4 1/2% or 5%. The first monthly annuity payment for a particular annuity form may be found by dividing the value of the participant's individual account by $1,000 and multiplying this number by the annuity rate from the applicable table.

     (2) Determination of the Value of an Annuity Unit and Amount of Second and Subsequent Monthly Variable Annuity Payments

     The dollar amount of the first monthly variable annuity payment, determined as above, is divided by the monetary value of an Annuity Unit as of the date of retirement to fix the number of Annuity Units represented by the annuity benefit. The number of Annuity Units, so determined, remains fixed thereafter throughout the payment period. The dollar amount of the second monthly variable annuity payment, due as of the first day of the month following retirement, is determined by multiplying the fixed number of Annuity Units by the monetary value of an Annuity Unit as of the due date of the second payment. This same procedure is then followed to determine the monetary value of each succeeding monthly variable annuity payment.

     On each Valuation Date, a net investment factor is determined from the investment performance of the assets of the Separate Account during the period since the last Valuation Date. Such factor is equal to the value of an Accumulation Unit at the end of the period, divided by the value on the preceding Valuation Date, carried to the nearest one hundred thousandth. The net investment factor is determined after the deduction for any taxes and for investment advisory fees and services as described above.

     The value of an Annuity Unit was established at $1.00000 ($1) on June 30, 1966. The monetary value of an Annuity Unit is redetermined for the entire month as of the first day of each calendar month by multiplying the value of an Annuity Unit on the first day of the preceding month by the ratio of the Accumulation Unit value for the 15th day of the preceding month to the Accumulation Unit value for the 15th day of the second preceding month, and dividing the result by a monthly interest factor equivalent to the assumed net investment rate (or the next working day if the 15th falls on a Saturday, Sunday or holiday).

     The dollar amount of each monthly payment under a variable annuity will fluctuate with the changing value of an Annuity Unit. The Annuity Unit value will go up or down each month, depending on whether the actual effective investment return for that month is at an annual rate which is greater than or less than the assumed investment rate.

     (3) Examples


     The computation of the amounts payable under a variable annuity may be illustrated by the following two examples, using unisex annuity tables. In each case, assume a participant retired on January 1, 1997 at age 65. The participant had on the date of retirement 15,000 Accumulation Units. The monetary value of an Accumulation Unit as of December 15, 1996 was $13.629930. The total value of the participant's account was therefore $204,448.95.



     (a) 403(b) Plan Contract. Assume the participant selected Option 2--Life Ten Years Certain. See "Annuities--Annuity Options--403(b) Plans". Both graded deduction and level deduction 403(b) Plan Contracts provide an annuity rate of $6.34 for a participant age 65, where Option 2 has been selected. The total value of the account, $204,448.95 was therefore divided by $1,000 and multiplied by the annuity rate of $6.34 to obtain the initial monthly payment, $1,296.21. (It is assumed that no premium tax was applicable in this instance). Continuing this example, the monetary value of an Annuity Unit on the date of retirement was $4.883395. This was divided into $1,296.21 to obtain the quantity 265.432143, the number of Annuity Units represented by this benefit. This number of Annuity Units will remain fixed for the duration of the annuity payments. The second monthly payment, to be made on February 3, 1997, would be found by multiplying the number of Annuity Units by the monetary value of an Annuity Unit on that date. This was $5.200049. The dollar amount of the second payment would have been 265.432143 times $5.200049 or $1,380.26. Each succeeding monthly payment for this annuity would be determined in the same manner, being related in turn to the monetary value of an Annuity Unit on the date the payment is due. Again, the value of an Annuity Unit on that date will be found from the value on the first day of the preceding month, adjusted for investment experience and assumed interest for the period from the 15th day of the second preceding month to the 15th day of the preceding month (or the next working day if the 15th falls on a Saturday, Sunday or holiday).



     (b) HR-10 Plan Contract. Assume the participant selected Option 1--Life Ten Years Certain. See "Annuities--Annuity Options--HR-10 Plans". The HR-10 Plan Contract provides an annuity rate of $6.34 for a participant age 65, where Option 1 has been selected. The total value of the account, $204,448.95, was therefore divided by $1,000 and multiplied by the annuity rate of $6.34 to obtain the initial monthly payment, $1,296.21. (It is assumed that no premium tax was applicable in this instance). Continuing this example, the monetary value of an Annuity Unit on the date of retirement was $4.883395. This was divided into $1,296.21 to obtain the quantity 265.432143, the number of Annuity Units represented by this benefit. This number of Annuity Units will remain fixed for the duration of the annuity payments. The second monthly payment, to be made on February 3, 1997, would be found by multiplying the number of Annuity Units by the monetary value of an Annuity Unit on that date. This was $5.200049. The dollar amount of the second payment would have been 265.432143 times $5.200049 or $1,380.26. Each succeeding monthly payment for this annuity would be determined in the same manner, being related in turn to the monetary value of an Annuity Unit on the date the payment is due. Again, the value of an Annuity Unit on that date will be found from the value on the first day of the preceding month, adjusted for investment experience and assumed interest for the period from the 15th day of the second preceding month to the 15th day of the preceding month (or the next working day if the 15th falls on a Saturday, Sunday or holiday).

     (4) Assumed Investment Rate

     The examples are based upon a assumed investment rate of 3 1/2%. Under the 403(b) Plan graded deduction Contract, the participant has the option to choose an assumed investment rate of 3%, 3 1/2%, 4%, 4 1/2% or 5%. This option must be selected at least 30 days prior to the date annuity payments are to commence. If an assumed investment rate is not selected, then a 3 1/2% rate will be applied. The Company, in special cases, may stipulate variable annuity premiums and reserves on assumed investment rates other than 3 1/2% for HR-10 Plan Contracts. Each special Contract of this character would have different monetary values for Annuity Units.

     A higher assumed investment rate will tend to result in a higher initial payment but a more slowly rising series of subsequent payments (or a more rapidly falling series of subsequent payments when Accumulation Unit values are declining). A lower assumed investment rate would have the opposite effect. If the actual net investment rate is equal to the assumed investment rate, the annuity payments will be level. The assumed investment rate is an actuarial technique rather than a guarantee of a rate of return, and no assurances can be given that the actual net investment rate will equal or exceed the assumed investment rate.

                        BENEFITS ON DEATH OR WITHDRAWAL
403(B)--PLANS

     Upon termination of Purchase Payments on his behalf, a participant under a 403(b) Plan will have the following options, subject to the conditions in the
Contract:

          (a) The participant may elect to have his individual account applied to provide annuity payments commencing immediately under the selected annuity option.

          (b) The participant may surrender his individual account and receive the value of the account. The value of the account will be computed from the value of an Accumulation Unit next to be determined after a written request for surrender is received at the principal office of the Company, CNA Plaza, Chicago, Illinois 60685. Payment will be made within seven days thereafter, without termination charge. Payments upon redemption may be more or less than the original cost of the Accumulation Units.


          (c) The participant may leave his individual account in force under the Contract until his required beginning date (generally the April 1 following the later of the year in which he reaches age 70 1/2 or the year in which he retires) and the account will continue to participate in the investment results of the Separate Account. At his required beginning date, the participant must take an annuity or surrender his account and receive its value.


          (d) If the individual participant moves to another employer which has a similar group annuity contract in force with the Company, his individual account may be transferred to the other group annuity contract.

     Federal income taxes may be withheld from the taxable portion of any amount distributed. See "Federal Taxes--Federal Tax Treatment of Participants--403(b) Plans".

     On the death of a participant prior to retirement, the value of his individual account will be paid to his beneficiary in a single sum; or, if the beneficiary is the participant's surviving spouse, it may be left in the Separate Account until the date the participant would have attained age 70 1/2; or it may be applied under one of the annuity options under the Contract to provide a lifetime annuity on a variable basis, providing the initial monthly annuity payment is at least $25 in amount. The participant's entire interest must, however, be distributed within five years after his death unless the beneficiary is his spouse or if the beneficiary takes the benefit in the form of a lifetime annuity. In general, all death benefits are taxable as ordinary income when received by the designated beneficiary or by the estate; however, the participant's spouse may be eligible to elect to defer taxation on such death benefit by directing a rollover to an individual retirement plan or making a "tax-free" rollover contribution of such death benefit (including the amount of taxes withheld on such benefit) within sixty days after receipt thereof to an individual retirement plan. In addition, beneficiaries of employees of certain religious, charitable and educational institutions (not publicly operated) may avail themselves of an exclusion of up to $5,000 if they elect to receive the death benefits in a lump sum within one taxable year. This exclusion of up to $5,000 is not available to beneficiaries of public school employees and will generally cease to be available for years beginning after December 31, 1999. See "Federal Taxes--Federal Tax Treatment of Participants--403(b) Plans".


HR-10 PLANS

     Under all plans except certain profit sharing plans, death benefits in the form of a survivor annuity will generally be paid to the surviving spouse of a vested or partially vested participant if the participant was married for at least one year as of the date of his death (or less if the HR-10 Plan so provides), unless the participant waives such a spousal annuity and his spouse consents. The monthly amount of the spousal annuity will be the amount the surviving spouse would have received under a qualified joint and survivor annuity as defined in ERISA if the participant had retired on the day before his death (or, in the case of a participant who dies before he became eligible to retire, the amount the surviving spouse would have received under such an annuity if the participant had survived to the earliest retirement age under the plan, retired, and died the day after such retirement). Under certain defined contribution plans, the monthly amount of the spousal annuity is the amount that would be provided under an annuity purchased with 50% of the participant's individual account under the Contract. Under certain profit sharing plans, the surviving spouse to whom a participant was married for at least one year on the date of his death (or less if the HR-10 Plan so provides) will receive the entire value of the participant's individual account under the Contract unless the surviving spouse consents to another named beneficiary.

     For participants who are unmarried or who were married less than a year (or other applicable period under the HR-10 Plan) when they died, and for other participants whose spouses consent to an alternative form of distribution or to another named beneficiary, in the event of the death of a participant prior to retirement, the beneficiary currently designated by the participant will be entitled to the entire value of his individual account under the Contract. The monetary value of his account will be determined at the Valuation Date next following the date the notice of death is received at the principal office of the Company, CNA Plaza, Chicago, Illinois 60685. Payments upon death or withdrawal may be more or less than the total of the original purchase payments. For a discussion of federal income tax consequences of the receipt of lump sum payments by participants, see "Federal Taxes--Federal Tax Treatment of Participants--HR-10 Plans".

     If permitted by the plan, the beneficiary may elect to have the value applied to provide a variable income to the beneficiary under rates set forth in the Contract.

     On the withdrawal of a participant from the plan prior to retirement due to a termination of employment or to a termination of the plan itself, the following options are available:

          (a) A participant may, regardless of age, have his individual account applied to provide a variable annuity option under the Contract, subject to the minimums set forth therein and to the requirement that the participant's spouse, if any, must consent in writing to the distribution.

          (b) A participant may, regardless of age, surrender his individual account and receive the value of the account computed as of the Valuation Date next after the date the request for surrender is received by the Company, subject to spousal consent as described in subparagraph (a) above if required under the Plan.

          (c) A participant may, if his interest in the Separate Account on the date of withdrawal is at least $2,000, allow his individual account to remain in force under the Contract, and his individual account will continue to participate in the investment results of the Separate Account. On subsequent retirement, such participant may, regardless of age, begin to receive annuity payments under the option selected. At any time in the interim, such participant may instead surrender his individual account in accordance with (b) above.

     In lieu of the above options, and if permitted under the plan, any participant may elect to have his individual account transferred to a fixed annuity contract, whereupon options similar to those above will apply. There may be a termination charge of 2% of the pro rata amount of the Purchase Payments received under the Contract relating to the withdrawal before withdrawal with respect to a lump sum withdrawal of part or all of the interest of a Contractholder in a Contract. See "Deductions and Expenses--Sales and Administrative Charges--HR-10 Plans" and "Description of Group Variable Annuity Contracts--Withdrawals".

                                 FEDERAL TAXES

FEDERAL TAX TREATMENT OF PARTICIPANTS

     403(b) Plans. Amounts representing contractually permitted Purchase Payments under 403(b) Plans made on behalf of participants are not recognizable as taxable income to participants at the time they are made. However, Purchase Payments made pursuant to salary reduction agreements will be subject to Social Security ("FICA") taxes and Federal Unemployment Compensation ("FUTA") taxes. Increases in the value of a participant's individual account are not taxable to the participant until annuity payments are received by him.

     All annuity payments received after retirement will be based on realized and unrealized capital gains as well as amounts representing purchase payments on behalf of a participant and the participant's pro rata share of investment income. All such annuity payments will be taxed under Section 72 of the Internal Revenue Code as ordinary income in the year of receipt to the extent that they exceed the participant's Investment in the Contract. The Investment in the Contract is the amount of Purchase Payments made by or on behalf of such participant which are a part of his or her taxable income in the year in which such payments are made; i.e., those which are not deductible. In general, the participant's Investment in the Contract is divided by the expected number of payments to be made under the Contract. The amount so computed constitutes the Excludable Amount, which is the amount of each annuity payment considered a return of capital in each year and therefore not taxable. The participant may not recover tax-free more than his Investment in the Contract. Thus, if a participant's payments continue to be made longer than expected, all amounts received are taxable after the Investment in the Contract is recovered. Similarly, if a participant dies before recovering his Investment in the Contract, his estate is entitled to a deduction in the participant's last taxable year for the unrecovered amount.


     The rules for determining the Excludable Amount are contained in Section 72 of the Internal Revenue Code, and require adjustment for payments required under the Contract to be made, regardless of the participant's death, for a term of years, and in the case of a joint and survivor annuity payable to a named beneficiary following the death of the participant.


     Should the participant elect to receive his termination value in a lump sum in lieu of annuity payments, the amount received will be taxed as ordinary income in the year received. If any portion of the balance to the credit of a participant is payable to the participant in an Eligible Rollover Distribution, the participant or his surviving spouse may elect to defer taxation by (1) having such distribution paid directly to an individual retirement plan or another tax-sheltered annuity which accepts such rollovers or (2) making a "tax-free" rollover contribution equal to the amount of such distribution received plus the amount of taxes withheld on such distribution within sixty days after receipt of the distribution to an individual retirement plan or another tax sheltered annuity. (No direct or indirect rollover is permitted to a qualified pension or profit sharing plan and a direct rollover may not be permitted if the amount of the distribution is less than $200). All taxable distributions are generally Eligible Rollover Distributions except annuities paid over life or life expectancy, installments for a period of ten years or more and required minimum distributions under Section 401(a)(9) of the Internal Revenue Code.

     Limits on Contributions. The maximum deduction for Employer contributions made to a qualified defined contribution plan is limited to 25% of compensation (15% of compensation in the case of a stock bonus or profit sharing plan). Nondeductible contributions are 10% excise-taxable to the Employer subject to certain limitations (this excise tax does not apply to tax-exempt Employers except with respect to unrelated business income tax). However, in general, the sum of purchase payments by the Employer, forfeitures of other plan participants, salary reduction contributions or elective deferrals, if any, and an employee's voluntary nondeductible contributions may not exceed the lesser of 25% of compensation or $30,000 for any year. For certain 403(b) Plans, these limitations may be modified at the election of the participant in the 403(b) Plan.

     For HR-10 Plans, nondeductible voluntary Purchase Payments are permitted to be made by participants if the plan so provides, but only where such privilege is extended to all participants. Nondeductible voluntary Purchase Payments may be made, but are subject to certain nondiscrimination requirements and plan limits which vary from plan to plan. Additionally, elective deferrals (or, for 403(b) Plans, salary reduction contributions) may be made, if permitted by the plan, in an annual amount of up to $9,500. These contributions are subject to certain non-discrimination rules.


     HR-10 Plans. For a self-employed individual, compensation may generally be defined as earned income, determined after the plan contribution. Only the first $160,000 of a person's compensation ($235,840 for certain participants in plans maintained by state or local governments that are amended to reflect the compensation limitation applicable to all other participants) may be taken into account. Plans may specify that purchase payments be made at a rate less than 25%, and profit sharing plans may provide for the rate of contribution to be established (as described below) each year. If the plan is a top heavy plan (as described below), generally an annual purchase payment of 3% of compensation must be made for all non-key employees.


     The maximum deduction for Purchase Payments to a defined benefit plan is determined annually by an actuary, subject to minimum funding standards established by the Internal Revenue Code. Generally, no purchase payments may be made to fund a normal retirement benefit in excess of 100% of compensation or, if less, $120,000 per year for an individual beginning at his Social Security retirement age. If it is a top heavy defined benefit plan, certain minimum benefits must be provided for non-key employees. The $120,000 per year limit is prorated if the individual has less than ten years of participation in the plan and is reduced actuarially if benefits begin before Social Security retirement age.

     Special rules apply to all plans (corporate or self-employed) which primarily benefit the Employer's key employees ("top heavy plans"). A plan is a top heavy plan (1) if it is a defined contribution plan and the value of the aggregate accounts of key employees is more than 60 percent of all the value of the aggregate accounts under the plan for all employees, or (2) if it is a defined benefit plan and the present value of the cumulative accrued benefits under the plan for key employees is more than 60 percent of the present value of the cumulative accrued benefits under the plan for all employees. All plans of an Employer in which a key employee is a participant and all plans required to be aggregated to satisfy the qualification requirements of Section 401(a) of the Internal Revenue Code must be aggregated in determining whether a plan is top heavy. If the aggregation group, taken as a whole, is top heavy, then each plan in the group is a top heavy plan. Any other tax qualified plans of the Employer that meet certain rules may, but need not be, so aggregated. In general, an employee is considered a key employee if he is (or was in any of the 4 preceding years) (1) an officer of the Employer with annual compensation of more than $62,500, (2) one of the 10 employees with annual compensation of more than $30,000 who owns the largest interests in the Employer, (3) a 5% Owner, or (4) an owner of 1 percent or more of the stock, profits or capital of the Employer which owner has annual compensation of more than $150,000.



     For limitation years beginning prior to January 1, 2000, if an Employer maintains a defined contribution plan and a defined benefit plan, there are aggregate limitations on the benefits and contributions that may be provided under the combination of plans. The limitations are more restrictive for top heavy plans and are most restrictive for super top heavy plans (that is, defined contribution plans where more than 90% of aggregate account balances are for key employees and defined benefit plans where more than 90% of the cumulative accrued benefits are for key employees).



     Distributions--HR-10 Plans. Similar treatment is accorded to self-employed individuals and common-law employees with respect to distributions from a plan. A lump sum distribution in a single taxable year after attainment of age 59 1/2, or on account of death, or because of disability of a self-employed individual or separation of a common-law employee from the service of the Employer, is taxable in the following manner: Employee non-deductible contributions are received tax-free (distributions are deemed to consist proportionally of tax-free and taxable amounts, unless the Company has a separate record of amounts attributable to pre-1987 non-deductible employee contributions, in which case those amounts may continue to be tax free), and $5,000 of death benefits may also be tax free (except the $5,000 exclusion will not be available in years beginning after December 31, 1999). Either a self-employed individual or a common-law employee, if such person is over 59 1/2 and has been a participant for at least five taxable years before the year of distribution, may elect to be taxed on the distribution (other than accumulated deductible qualified voluntary contributions) at the rate applicable to a single taxpayer, subject to special five-year forward income averaging. A person may make such an election only once. For participants who were age 50 by January 1, 1986, five year forward averaging is not available, but an election may be made to preserve the federal income tax treatment of the distribution in effect prior to 1987, i.e., ten-year forward income averaging (using 1986 tax rates) may be used instead of five-year averaging and the portion of the distribution attributable to pre-1974 participation is taxable as long term capital gain at a 20% rate. Alternatively, if any portion of the balance to the credit of a participant is payable to the participant in an Eligible Rollover Distribution, a participant or his or her surviving spouse may be eligible to elect to defer taxation on such distribution by (1) having such distribution paid directly to an individual retirement plan or another qualified plan which accepts such rollovers or (2) making a "tax-free" rollover contribution equal to the amount of such distribution received plus the amount of taxes withheld on such distribution within sixty days after receipt of such distribution to an individual retirement arrangement or to another qualified plan. A direct rollover may not be permitted if the amount of the distribution is less than $200. All taxable distributions are generally Eligible Rollover

Distributions except annuities paid over life or life expectancy, installments for a period of ten years or more and required minimum distributions under
Section 401(a)(9) of the Internal Revenue Code.


     Distributions--403(b) and HR-10 Plans. Distributions made to any participant in an HR-10 Plan or 403(b) Plan prior to attainment of age 59 1/2 (unless the distribution is made on account of death, disability, separation from service where the separation occurred during or after the calendar year in which the participant attains age 55, certain medical expenses within the deductible limits of the Internal Revenue Code, or as part of a series of annual or more frequent annuity payments made after separation from service and at least over the participant's life, or if the distribution is made to an alternate payee pursuant to a QDRO) will generally be subject to a 10% tax in addition to the otherwise applicable federal income tax. Also, to the extent a participant receives a distribution in any year beginning on or after January 1, 2000 which exceeds $160,000 ($800,000 for certain qualifying lump sum distributions), such excess is subject to a 15% penalty tax (offset by any tax imposed on premature withdrawals and excluding certain grandfathered amounts). There is a 50% excise tax on the amount by which a distribution is less than the required minimum distribution.


     The withholding of federal income taxes depends upon whether a distribution is an Eligible Rollover Distribution. There is mandatory income tax withholding of twenty percent of the amount of any Eligible Rollover Distribution that is not paid in a direct rollover to another qualifying plan; if such distribution is paid in a direct rollover to another qualifying plan, there is no income tax withholding obligation. Federal income taxes will be withheld from the taxable portion of any distribution that is not an Eligible Rollover Distribution, unless the recipient elects not to have withholding apply. Additional withholding will not be made for the 10% additional tax on premature distributions; however the recipient may be responsible for paying estimated taxes.

FEDERAL TAX STATUS OF THE SEPARATE ACCOUNT

     The Separate Account is not qualified as a "regulated investment company" under subchapter M of the Internal Revenue Code, as it is not taxed separately from the Company. While the Separate Account is part of the total operations of the Company, under existing federal income tax law, no taxes are payable on the investment income and realized capital gains which are reinvested in the Separate Account and which are taken into account in determining the value of the Accumulation Unit and the value of the Annuity Unit and which are not distributed to participants except as part of annuity payments. (See "Description of Group Variable Annuity Contracts".)

     Both investment income and realized capital gains are accumulated and reinvested.

     The investment results credited to a participant's account are not taxable to the participant until benefits are received by him. At that time, there is no distinction made between investment income and realized and unrealized gains in determining either the amount of the participant's benefits, or the taxes paid by the participant on these benefits. All payments generally are taxable to the recipient as ordinary income as received. A participant may wish to consult a tax adviser for more complete information. See also "Federal Taxes--Federal Tax Treatment of Participants".

EMPLOYEE RETIREMENT INCOME SECURITY ACT

     ERISA contains many provisions which may apply to certain annuity plans described under Sections 403(b) and 401 of the Internal Revenue Code, including those offered hereunder. Employers and Contractholders may be subject to many requirements and duties, including reporting and disclosure requirements, requirements regarding the form and timing of benefit payments, fiduciary responsibilities (including investment responsibilities) and prohibitions of certain transactions involving or affecting the assets of the plan. Failure to comply with ERISA may result in exposure of the Contractholder or Employer to civil and criminal sanctions.

     Certain modifications in the Contracts described in this Prospectus may be required from time to time by ERISA or other laws. Such modifications may be made by the Company in accordance with provisions in the Contracts which permit the Company to amend the Contracts to conform to applicable law. Contractholders and, in the case of HR-10 Plans, Employers will be informed of any such modifications. See "Description of Group Variable Annuity Contracts--Modification or Termination of the Contract".

     As heretofore noted in this Prospectus, the HR-10 Plan Contracts described herein are offered solely in connection with certain retirement plans which are qualified under Section 401 of the Internal Revenue Code. These plans include not only individually designed plans of various employers or associations of employers but also certain plans which are generally described as master or prototype plans. In general, master or prototype plans are plans sponsored by an organization such as an insurance company or trade association. The sponsoring organization obtains a master or prototype plan opinion letter from the Internal Revenue Service which indicates that the form of the plan meets the requirements of Section 401 of the Internal Revenue Code. Once the sponsoring organization has obtained a master or prototype plan opinion letter, Employers may, in certain cases, adopt the master or prototype plan form as their own tax-qualified plan with the benefit of a prior Internal Revenue Service approval of the master or prototype plan form. Prototype plans sponsored by the Company have been adopted by some Employers.


     THIS PROSPECTUS DOES NOT FURNISH DETAILED INFORMATION CONCERNING THE REQUIREMENTS OF ERISA OR THE INTERNAL REVENUE CODE, AND THOSE REQUIREMENTS MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES REGARDING EACH EMPLOYER AND EACH CONTRACTHOLDER. ALSO, THE FOREGOING DESCRIPTIONS UNDER "FEDERAL TAX TREATMENT OF PARTICIPANTS" APPLY UNDER FEDERAL INCOME TAX LAWS IN EFFECT ON APRIL 30, 1997, AND THE FEDERAL TAX TREATMENT OF PARTICIPANTS MAY CHANGE. IT IS THEREFORE RECOMMENDED THAT EMPLOYERS, CONTRACTHOLDERS AND POTENTIAL PURCHASERS CONSULT WITH COUNSEL OR OTHER COMPETENT ADVISERS REGARDING THE IMPACT OF ERISA AND THE INTERNAL REVENUE CODE.


                                 LEGAL MATTERS

     The Separate Account is not involved in any pending legal proceedings. The Company is involved in litigation arising in the ordinary course of its business. Because of the nature of litigation, it is not possible to predict the outcome of these actions; however, in the opinion of the management of the Company, such litigation will not materially adversely affect the business or financial position of the Company or the Separate Account or the ability of the Company to perform its obligations under the Investment Advisory Agreement.

     Legal matters in connection with the offering made hereby have been passed upon by Lynne Gugenheim, Vice President and Associate General Counsel of the Company.

                            REPORTS TO PARTICIPANTS

     Semi-annually, the Company will provide a financial report to each participant covering the most recent six months or calendar year, as applicable. These reports will include general information on the Separate Account, including a schedule of its investments in securities as of the close of the applicable period. Also provided will be a statement of the participants' equity in the Separate Account, showing the changes therein for the period reported on. Reports issued as of the close of a calendar year will contain financial statements which have been audited by the Separate Account's independent auditors.

                              FINANCIAL STATEMENTS


     The following financial statements of the Separate Account, the notes thereto and the Independent Auditors' Report with respect thereto are incorporated into the Statement of Additional Information by this reference from the Separate Account's 1996 Annual Report to Participants: Balance Sheet; Statement of Operations; Statement of Changes in Participants' Equity; and Schedule of Investments. Copies of the 1996 Annual Report to Participants may be obtained, at no charge, upon request to Continental Assurance Company Separate Account (B), Attn: Individual Pension Accounts-35S, P.O. Box 803572, Chicago, Illinois 60680-3572, (800) 351-3001, in writing or by telephone.



     Financial statements of the Company, the notes thereto and the Independent Auditors' Report with respect thereto are set forth on pages 9 to 29 of the Statement of Additional Information. Such financial statements are included therein solely for the purpose of informing investors as to the financial position and operations of the Company and are not financial statements of the Separate Account.

                          INDEPENDENT AUDITORS' REPORT



The Committee Members


  and Participants of


  Continental Assurance Company


  Separate Account (B)



     We have audited the financial statements of Continental Assurance Company Separate Account (B) (a separate account of Continental Assurance Company, a wholly-owned subsidiary of Continental Casualty Company, which is an affiliate of CNA Financial Corporation, an affiliate of Loews Corporation) as of December 31, 1996 and 1995 and for each of the two years in the period ended December 31, 1996, and the related schedule of investments as of December 31, 1996, and have issued our report dated February 12, 1997; such financial statements, schedule and report are included in the 1996 Continental Assurance Company Separate Account (B) Report to Participants and are incorporated herein by reference. Our audits also included the financial highlights for each of the ten years in the period ended December 31, 1996 presented herein on page 12. This information is the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, such financial information, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.



Deloitte & Touche LLP


Chicago, Illinois


February 12, 1997

                               TABLE OF CONTENTS
                                     OF THE
                            STATEMENT OF ADDITIONAL
                                  INFORMATION

                                                               PAGE
                                                             --------
Glossary....................................................      2
Management of the Separate Account..........................      3
Investment Advisory Services................................      4
Securities Custodian........................................      6
Independent Auditors........................................      6
Brokerage Allocations.......................................      6
Calculation of Performance Data.............................      7
Underwriting................................................      8
Financial Statements........................................      8

                                    [B LOGO]

                                           GROUP
                                           Variable
                                           Annuity
                                           Contracts
                                           PROSPECTUS


                                           Dated: April 30, 1997


                              CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)

              [CNA LOGO]
              FOR ALL THE COMMITMENTS YOU MAKE(R)

                                              X557-838LL

STATEMENT OF
ADDITIONAL
INFORMATION

GROUP
VARIABLE                                                                [B LOGO]
ANNUITY
CONTRACTS


              This Statement of Additional Information provides certain information about Continental Assurance Company Separate Account (B) ("the Separate Account"), which is a separate account created by Continental Assurance Company (the "Company"), and certain Group Variable Annuity Contracts sold by the Company. This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus of the Separate Account, dated April 30, 1997. The Prospectus is available, at no charge, upon request, by contacting Continental Assurance Company Separate Account (B),
         Attn: Individual Pension Accounts-35S, P.O. Box 803572, Chicago, Illinois 60680-3572, (800) 351-3001, in writing or by telephone.


               CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)


                             DATED: APRIL 30, 1997

     NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION AND IN THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR THE SEPARATE ACCOUNT. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE TO PURCHASE ANY SECURITIES. SUCH OFFER MAY BE MADE ONLY BY THE PROSPECTUS.

                               ------------------

                               TABLE OF CONTENTS

                                                               PAGE
                                                             --------
Glossary....................................................      2
Management of the Separate Account..........................      3
Investment Advisory Services................................      4
Securities Custodian........................................      6
Independent Auditors........................................      6
Brokerage Allocations.......................................      6
Calculation of Performance Data.............................      7
Underwriting................................................      8
Financial Statements........................................      8

                                    GLOSSARY

     The following terms have the indicated meanings when used in this Statement of Additional Information:

Accumulation Unit: an accounting unit used to measure the value of a participant's account before annuity payments begin. The term "equity unit", which is used in some outstanding Contracts, is synonymous with "accumulation unit".

Casualty:  Continental Casualty Company.

CNA Financial:  CNA Financial Corporation.

Committee: a five member board in which the supervision of the Separate Account is vested.

Company:  Continental Assurance Company.

Contract: a group variable annuity contract described in this Statement of Additional Information.

Investment Advisory Agreement: an agreement between the Company and the Separate Account under which the Company acts as the investment adviser to the Separate Account.

1940 Act:  the Investment Company Act of 1940, as amended.

Separate Account: Continental Assurance Company Separate Account (B), which consists of assets set aside by the Company, the investment experience of which is kept separate from that of other assets of the Company.

Variable Annuity: an annuity providing for payments varying in amount in accordance with the investment experience of the Separate Account.

                        MANAGEMENT OF THE SEPARATE ACCOUNT

OFFICERS AND MEMBERS OF THE COMMITTEE


                                         POSITION(S)
          NAME AND                      HELD WITH THE                       PRINCIPAL OCCUPATION(S)
          ADDRESS             AGE     SEPARATE ACCOUNT                      DURING PAST FIVE YEARS
          --------            ---     ----------------                      -----------------------
Richard W. Dubberke*........  59    Member of Committee      Vice President and Manager of Corporate Bond
  CNA Plaza                                                  Investments of the Company and Casualty. Vice
  Chicago, Illinois 60685                                    President, Treasurer and Director of CNA Income
                                                             Shares, Inc. (registered closed-end investment
                                                             company) ("CIS").
Richard T. Fox..............  59    Member of Committee      Consultant to 21st Century Environmental Management,
  661 Sheridan Road                                          Inc. (environmental recycling company) ("21EMI")
  Winnetka, Illinois 60093                                   since October 1995; Chief Executive Officer of 21EMI
                                                             from August 1994 to September 1995(1). President of
                                                             21EMI from 1993 to August 1994; Chairman and Chief
                                                             Executive Officer of 115 Corp. (formerly Curbmaster,
                                                             Inc.) (heavy equipment manufacturer) from 1990 to
                                                             1993.
Lew H. Nathan*..............  47    Chairman of Committee    Group Vice President of the Company and Casualty
  CNA Plaza                           and Member of          since January 1996; prior thereto, Vice President of
  Chicago, Illinois 60685             Committee              the Company and Casualty; chairman of the Committee;
                                                             Chairman of the Board of Directors and President of
                                                             CIS since October, 1996.
William W. Tongue...........  81    Member of Committee      Professor Emeritus of Economics and Finance,
  212 Shoreline Drive                                        University of Illinois at Chicago.
  Park Ridge, Illinois 60068
Lynne Gugenheim*............  37    Secretary of             Manager of Investment Company Administration for the
  CNA Plaza                         Committee                Company. Vice President and Associate General Counsel
  Chicago, Illinois 60685                                    of the Company and Casualty since January 1996.
                                                             Secretary of the Company and CIS since April 1995.
                                                             From November 1994 to December 1995, Assistant Vice
                                                             President and Assistant General Counsel of the
                                                             Company and Casualty. From January 1991 to November
                                                             1994, Counsel of the Company and Casualty.
Peter J. Wrenn..............  61    Member of Committee      President of Hudson Technology, Inc. (tooling and
  915 Columbian Avenue                                       manufacturing).
  Oak Park, Illinois 60302


---------------
 * An "interested person" (as defined in Section 2(a)(19) of the 1940 Act), by virtue of his employment with the Company.


(1) Prior to December 27, 1996 CLE, Inc., a wholly owned indirect subsidiary of Casualty, owned 63% of the non-voting preferred stock of 21EMI. On December 27, 1996, CLE, Inc. sold all of the 21EMI stock that it owned to a third party unaffiliated with Casualty. Since December 27, 1996, CLE, Inc. has had no interest in 21EMI.



     No Committee Member or officer receives any remuneration from the Separate Account. The Company pays Committee Members a fee for their service. The Committee Member's fee is currently $10,000 per annum. The Company also reimburses Committee Members for expenses incurred in attending meetings of the Committee. However, no payments of fees or expenses are made to any Committee Member who is an officer or employee of or special consultant to the Company, CNA Financial or any of their affiliated companies. Therefore, neither Mr. Dubberke nor Mr. Nathan has received or will receive any such payments. During 1996, there was no reimbursement payable for expenses incurred by Committee Members.

     The payment of fees to Committee Members is one of the items of expense for which the Company receives a monthly investment advisory fee (at the annual rate of 0.5% of the average daily net asset value of the Separate Account) from the Separate Account pursuant to the Company's Investment Advisory Agreement with the Separate Account.


     The following table sets forth information regarding the compensation of all Committee Members of the Separate Account for services rendered in 1996 to the Separate Account and to funds deemed to be included in the same fund complex as the Separate Account. A "fund complex" for this purpose means any two or more funds that hold themselves out to investors as related companies or that have a common or related investment adviser.


                               COMPENSATION TABLE


                                                    PENSION OR
                                  AGGREGATE     RETIREMENT BENEFITS      ESTIMATED      TOTAL COMPENSATION FROM
                                 COMPENSATION     ACCRUED AS PART     ANNUAL BENEFITS    FUND AND FUND COMPLEX
   NAME OF PERSON, POSITION       FROM FUND      OF FUND EXPENSES     UPON RETIREMENT      PAID TO DIRECTORS
   ------------------------      ------------   -------------------   ---------------   -----------------------
Richard W. Dubberke,
  Committee Member*............     None           None                 None                 None
Richard T. Fox,
  Committee Member.............    $10,000         None                 None                10,$000
Lew H. Nathan,
  Committee Member*............     None           None                 None                 None
William W. Tongue,
  Committee Member.............    $10,000         None                 None                10,$000
Peter J. Wrenn,
  Committee Member.............    $10,000         None                 None                10,$000


---------------

* An "interested person" (as defined in Section 2(a)(19) of the 1940 Act) by virtue of his employment with the Company.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     As of February 28, 1997, no person was deemed to be in control of the Separate Account or was known by either the Company or the Separate Account to own of record or beneficially 5% or more of the Accumulation Units of the Separate Account. None of the officers or Members of the Committee of the Separate Account own any Accumulation Units of the Separate Account.


                          INVESTMENT ADVISORY SERVICES


     All of the voting securities of the Company are owned by Casualty, a stock casualty insurance company organized under the Illinois Insurance Code, the home office of which is located at CNA Plaza, Chicago, Illinois 60685. All of the voting securities of Casualty are owned by CNA Financial, a Delaware corporation, CNA Plaza, Chicago, Illinois 60685. Loews Corporation, a Delaware corporation, 667 Madison Avenue, New York, New York 10021-8087, with interests in insurance, hotels, watches and other timing devices, drilling rigs and tobacco, owned approximately 84% of the outstanding voting securities of CNA Financial as of February 23, 1997. Laurence A. Tisch, the Chairman of the Board, Co-Chief Executive Officer and a director of Loews Corporation and Chief Executive Officer and a director of CNA Financial and his brother, Preston

R. Tisch, President, Co-Chief Executive Officer and a director of CNA Financial and Loews Corporation, owned, in the aggregate, approximately 31% of the outstanding common stock of Loews Corporation as of February 23, 1997. Therefore, they may be deemed to be parents of Loews Corporation, and thus of CNA Financial Corporation and the Company, within the meaning of the federal securities laws.



     Pursuant to the Investment Advisory Agreement, the Company makes quarterly withdrawals from the Separate Account at an annual rate of 0.5% of the average daily net asset value of the Separate Account for providing investment advisory services, and at an additional annual rate of 0.33% of the average daily net asset value of the Separate Account as a service fee for bearing the following expenses of the Separate Account: costs and expenses incident to compliance with federal and state regulations applicable to any public offering of Accumulation Units in the Separate Account; expenses related to printing and distributing prospectuses and statements of additional information to persons who, at the time of such distribution, are participants in the Separate Account; registration fees of the Securities and Exchange Commission; charges and expenses for custodian services (other than charges and expenses relating to the lending of portfolio securities); charges and expenses of independent auditors and legal counsel; expenses of meetings of the participants and of the Committee (including the preparation and distribution of proxy statements and semi-annual and annual reports); and bookkeeping and postage expenses (other than postage expenses relating to the mailing of prospectuses and statements of additional information to persons who, at the time of such mailing, are not participants in the Separate Account or relating to the mailing of sales literature). In the event that the total amount of the expenses covered by the service fee is less than the amount of such service fee, the difference will accrue to the Company as a profit. If such expenses are greater than the fee, the difference will accrue to the Company as a loss. Under its Investment Advisory Agreement with the Separate Account, the Company is permitted to make such withdrawals on a monthly basis instead of on a quarterly basis, but to date the Company has nevertheless consented to being paid quarterly. The Separate Account has incurred the following investment advisory and service fees payable to the
Company: 1996, $933,963; 1995, $766,950; and 1994, $689,015. The Separate
Account pays all expenses incurred in connection with the lending of portfolio securities.


     The Investment Advisory Agreement may be terminated at any time by either party, without the payment of any penalty, on sixty days' prior written notice. The Investment Advisory Agreement continues in effect from year to year so long as it is approved at least annually by the vote of a majority of the Committee Members who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting upon such approval.

     In the event the Investment Advisory Agreement is terminated and another investment adviser cannot be found, the assets of the Separate Account may be liquidated. In the event of such liquidation, the interest of any retired participant in the Separate Account will be transferred by the Company to its regular reserves, and the Company will pay a fixed annuity for the lifetime of the participant in the same form as the variable annuity held. Participants who are not retired will be offered an option to receive a lump sum settlement or to receive an immediate or deferred fixed annuity. Under Section 1035(a)(3) of the Internal Revenue Code of 1986, no gain or loss will be recognized on the exchange of a variable annuity for the fixed annuity. Liquidation of the Separate Account upon termination of the Investment Advisory Agreement may have adverse federal income tax consequences for a participant electing to receive a lump sum settlement since the full amount of the settlement received will be taxable as ordinary income realized in the year of receipt.

     Under separate agreements with the Account, the Company acts as principal underwriter and performs all sales and administrative functions relative to the Account and the variable annuity contracts of the Account. The amounts earned by the Company for sales and administrative functions rendered to the Account for each of the years 1996, 1995 and 1994 were $12,704, $13,563, and $65,144 respectively. The agreement covering sales and administrative services does not cover the services covered by the Investment Advisory Agreement.



     The Company has an affiliate, CNA Investors Service, Inc. (the successor by merger to CNA Securities Corp.), which is a member of the National Association of Securities Dealers, Inc. The Company and the Separate Account are parties to an agreement under which the Separate Account receives a credit from the Company in the form of a reduction of the investment advisory fee to the extent that services of CNA Investors Services, Inc. are utilized in connection with the Separate Account's portfolio transactions. In 1975, the securities laws were amended to abolish fixed brokerage commissions on securities transactions. Prior to such changes, it was mutually advantageous to the Separate Account and to CNA Securities Corp. for the services of CNA Securities Corp. to be utilized in connection with certain of the Separate Account's portfolio transactions. The advantage of such arrangement was reduced significantly by the above-mentioned changes in the securities laws. There was no such utilization in 1996, 1995 or 1994.


                              SECURITIES CUSTODIAN


     The custodian of the Separate Account's portfolio securities is The Chase Manhattan Trust Company of Illinois, 10 South LaSalle Street, Chicago, Illinois 60603.


     The custodian does not perform any managerial or policy-making functions for the Separate Account.

                              INDEPENDENT AUDITORS


     Deloitte & Touche LLP, Two Prudential Plaza, 180 North Stetson Avenue, Chicago, Illinois, are the independent auditors which audit the financial statements of the Separate Account. They also audit the schedule of investments and the financial highlights for the Separate Account. In addition, they audit the consolidated balance sheets of the Company and the related statements of operations, stockholder's equity and changes in financial position. These audits are made in accordance with generally accepted auditing standards.


                             BROKERAGE ALLOCATIONS


     Officers and employees in the Investment Department of the Company are primarily responsible for making portfolio decisions for the Separate Account and for placing brokerage business of the Separate Account. The Separate Account has paid the following brokerage fees and commissions in connection with portfolio transactions: 1996, $371,335; 1995, $304,932; and 1994, $237,209.


     In selecting brokers to execute portfolio transactions, the Company's primary criterion is the expected ability of such brokers to make the best possible execution on orders. If several brokers are expected to be able to provide equally good execution, preference is given to those brokers who provide statistical research, assistance in pricing portfolio securities or other services. Commissions on all transactions are negotiated, and the primary basis of the commission agreed to by the Company is the quality of execution. Research services, to the extent provided to the Company, may be used by the Company in servicing its other accounts and not all such services are used in connection with the Separate Account.

     In connection with the purchase and sale of portfolio securities for the Separate Account, the Company does not bunch orders for such transactions with orders for other accounts under the management of Loews, CNA Financial, the Company or other subsidiaries of CNA Financial unless such other accounts are registered investment companies and unless such bunching would not have adverse consequences for the Separate Account and such other accounts. Under no circumstances are orders bunched with orders for the Company's own account or for the account of Loews Corporation, CNA Financial or other subsidiaries of CNA Financial. No bunching of orders occurred during 1996.



                        CALCULATION OF PERFORMANCE DATA


     In computing the end-of-period values listed below of a hypothetical investment in the Account, average annual total return ("Average Return") was calculated by dividing the ending unit value by the beginning unit value raised to the l/nth power and then subtracting one (with "n" equaling the number of years). Fees based on a percentage of the purchase payment were subtracted at the beginning of the specified period. Annual account fees, where applicable, were deducted at the end of each year.

LEVEL DEDUCTION CONTRACT FOR 403(B) PLANS

     If you invested $1,000 in the Account at the beginning of the applicable time period and surrendered your contract at the end of the applicable time period, the amount of money you would have received based on the Average Return indicated is as follows:


13.22% AVERAGE RETURN FOR  12.76% AVERAGE RETURN FOR  13.58% AVERAGE RETURN FOR
      1 YEAR PERIOD              5 YEAR PERIOD             10 YEAR PERIOD
   ENDING ON 12-31-96         ENDING ON 12-31-96         ENDING ON 12-31-96
-------------------------  -------------------------  -------------------------
        $1,132.16                  $1,823.26                  $3,573.01


GRADED DEDUCTION CONTRACT FOR 403(B) PLANS

     If you invested $1,000 in the Account at the beginning of the applicable time period and surrendered your contract at the end of the applicable time period, the amount of money you would have received based on the Average Return indicated is as follows:


11.42% AVERAGE RETURN FOR  10.21% AVERAGE RETURN FOR  11.53% AVERAGE RETURN FOR
      1 YEAR PERIOD              5 YEAR PERIOD             10 YEAR PERIOD
   ENDING ON 12-31-96         ENDING ON 12-31-96         ENDING ON 12-31-96
-------------------------  -------------------------  -------------------------
        $1,114.21                  $1,625.90                  $2,976.83


HR-10 PLANS

     If you invested $1,000 in the Account at the beginning of the applicable time period and surrendered your contract at the end of the applicable time period, the amount of money you would have received based on the Average Return indicated is as follows:


5.21% AVERAGE RETURN FOR  10.59% AVERAGE RETURN FOR  12.34% AVERAGE RETURN FOR
     1 YEAR PERIOD              5 YEAR PERIOD             10 YEAR PERIOD
   ENDING ON 12-31-96        ENDING ON 12-31-96         ENDING ON 12-31-96
------------------------  -------------------------  -------------------------
       $1,052.05                  $1,654.15                  $3,200.42

                                  UNDERWRITING

     The Company may be deemed to be the principal underwriter for the Separate Account, but receives no compensation from the Separate Account other than the fees pursuant to the Investment Advisory Agreement and the Administrative Service Agreement. See "Investment Advisory Services". The Contracts are offered by employees and licensed agents and brokers of the Company, who may be deemed to be "underwriters" under the Securities Act of 1933. Commissions to such persons on the sale of the Contracts may be considered "underwriting commissions".

                              FINANCIAL STATEMENTS


     The following financial statements of the Separate Account, the notes thereto and the Independent Auditors' Report with respect thereto are incorporated into this Statement of Additional Information by this reference from the Separate Account's 1996 Annual Report to Participants: Balance Sheet; Statement of Operations; Statement of Changes in Participants' Equity; and Schedule of Investments. Copies of the 1996 Annual Report to Participants may be obtained, at no charge, upon request to Continental Assurance Company Separate Account (B), Attn: Individual Pension Accounts-35S, P.O. Box 803572, Chicago, Illinois 60680-3572, (800) 351-3001, in writing or by telephone.



     Financial statements of the Company, the notes thereto and the Independent Auditors' Report with respect thereto are set forth on pages 9 to 29 of this Statement of Additional Information. Such financial statements are included herein solely for the purpose of informing investors as to the financial position and operations of the Company and are not financial statements of the Separate Account.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholder
Continental Assurance Company


We have audited the accompanying consolidated balance sheets of Continental Assurance Company (a wholly-owned subsidiary of Continental Casualty Company, which is a wholly-owned subsidiary of CNA Financial Corporation, an affiliate of Loews Corporation) as of December 31, 1996 and 1995 and the related statements of consolidated operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Continental Assurance Company as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles.



Deloitte & Touche LLP

Chicago, Illinois

February 12, 1997

     The following consolidated financial statements are those of Continental Assurance Company and not those of the Separate Account. They are included in this Statement of Additional Information for the purpose of informing investors as to the financial position and operations of the Company.



                         CONTINENTAL ASSURANCE COMPANY



                           CONSOLIDATED BALANCE SHEET



------------------------------------------------------------------------------------------
December 31
(In thousands of dollars)                                          1996           1995
------------------------------------------------------------------------------------------
ASSETS
  Investments--Note 2:
    Fixed maturities available-for-sale (cost: $4,785,563
     and $4,443,956)........................................    $ 4,822,135    $ 4,686,449
    Equity securities available-for-sale (cost: $51,884 and
     $42,835)...............................................         44,342         56,699
    Mortgage loans and real estate (less accumulated
     depreciation: $2,973 and $2,923).......................         35,654         46,139
    Policy loans............................................        174,403        177,192
    Other invested assets...................................          3,316        127,145
    Short-term investments..................................        500,039        390,552
                                                                -----------    -----------
        TOTAL INVESTMENTS                                         5,579,889      5,484,176
  Cash......................................................         39,210         81,804
  Insurance receivables:
    Reinsurance receivables.................................        162,245         88,332
    Premiums and other insurance receivables................        856,785        826,020
    Less allowance for doubtful accounts....................           (526)          (479)
  Deferred acquisition costs................................        769,752        524,619
  Accrued investment income.................................        104,895         89,475
  Federal income taxes recoverable--Note 7..................         50,613         23,546
  Property and equipment at cost (less accumulated
    depreciation: $139,468 and $139,710)....................        121,286        119,409
  Other assets..............................................        133,422         23,751
  Separate Account business.................................      6,120,874      5,868,097
------------------------------------------------------------------------------------------
        TOTAL ASSETS                                            $13,938,445    $13,128,750
==========================================================================================
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Insurance reserves:
    Future policy benefits..................................    $ 3,808,356    $ 3,217,450
    Claims..................................................        667,053        635,307
    Policyholders' funds....................................        573,830        542,446
  Securities sold under repurchase agreements...............        --             188,211
  Participating policyholders' equity.......................        118,478        140,135
  Payables for securities purchased.........................         99,831        --
  Deferred income taxes.....................................         53,614         79,122
  Long-term debt--Note 3....................................         10,000         10,000
  Other liabilities.........................................        437,941        397,470
  Separate Account business.................................      6,120,874      5,868,097
                                                                -----------    -----------
        TOTAL LIABILITIES...................................     11,889,977     11,078,238
                                                                -----------    -----------
Stockholder's equity--Note 5:
  Common stock..............................................         21,831         21,831
  Additional paid-in capital................................        335,666        335,666
  Retained earnings.........................................      1,634,308      1,408,891
  Net unrealized investment gains--Note 2...................         56,663        284,124
                                                                -----------    -----------
        TOTAL STOCKHOLDER'S EQUITY..........................      2,048,468      2,050,512
------------------------------------------------------------------------------------------
        TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY              $13,938,445    $13,128,750
==========================================================================================



          See accompanying Notes to Consolidated Financial Statements.

                         CONTINENTAL ASSURANCE COMPANY


                      STATEMENT OF CONSOLIDATED OPERATIONS



------------------------------------------------------------------------------------------------------
Year Ended December 31
(In thousands of dollars)                                          1996          1995            1994
------------------------------------------------------------------------------------------------------
Revenues:
  Premiums--Note 8..........................................    $3,373,797    $3,032,333    $2,678,202
  Net investment income--Note 2.............................       400,937       369,671       311,907
  Realized investment gains (losses)--Note 2................       163,571       138,985       (81,184)
  Other.....................................................        81,551        63,785        42,461
                                                                ----------    ----------    ----------
                                                                 4,019,856     3,604,774     2,951,386
                                                                ----------    ----------    ----------
Benefits and expenses:
  Insurance claims and policyholders' benefits--Note 8......     3,247,556     2,839,940     2,473,639
  Amortization of deferred acquisition costs--Note 1........        12,036        60,682        48,745
  Other operating expenses..................................       396,620       372,986       338,077
  Participating policyholders' interest.....................        12,804        14,837           590
                                                                ----------    ----------    ----------
                                                                 3,669,016     3,288,445     2,861,051
                                                                ----------    ----------    ----------
    Income before income tax................................       350,840       316,329        90,335
Income tax expense--Note 7..................................       125,423       111,034        32,104
------------------------------------------------------------------------------------------------------
    NET INCOME                                                  $  225,417    $  205,295    $   58,231
======================================================================================================



          See accompanying Notes to Consolidated Financial Statements.

                         CONTINENTAL ASSURANCE COMPANY


                 STATEMENT OF CONSOLIDATED STOCKHOLDER'S EQUITY



---------------------------------------------------------------------------------------------------------------------
                                                                                               NET
                                                                ADDITIONAL                  UNREALIZED
                                                      COMMON     PAID-IN      RETAINED      INVESTMENT
(IN THOUSANDS OF DOLLARS)                             STOCK      CAPITAL      EARNINGS    GAIN (LOSSES)      TOTAL
---------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1993..........................  $21,831    $335,666    $1,145,365     $  41,844      $1,544,706
  Net income........................................    --         --            58,231       --               58,231
  Change in net unrealized gains/(losses)--Note 2...    --         --            --          (155,753)       (155,753)
                                                      -------    --------    ----------     ---------      ----------
BALANCE, DECEMBER 31, 1994..........................  21,831      335,666     1,203,596      (113,909)      1,447,184
  Net income........................................    --         --           205,295       --              205,295
  Change in net unrealized gains/(losses)--Note 2...    --         --            --           398,033         398,033
                                                      -------    --------    ----------     ---------      ----------
BALANCE, DECEMBER 31, 1995..........................  21,831      335,666     1,408,891       284,124       2,050,512
  Net income........................................    --         --           225,417       --              225,417
  Change in net unrealized gains/(losses)--Note 2...    --         --            --          (227,461)       (227,461)
---------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1996                            $21,831    $335,666    $1,634,308     $  56,663      $2,048,468
=====================================================================================================================



          See accompanying Notes to Consolidated Financial Statements.

                         CONTINENTAL ASSURANCE COMPANY


                      STATEMENT OF CONSOLIDATED CASH FLOWS



-----------------------------------------------------------------------------------------------------
Year Ended December 31
(In thousands of dollars)                                        1996          1995            1994
-----------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income................................................  $   225,417   $   205,295   $    58,231
                                                              -----------   -----------   -----------
  Adjustments to reconcile net income to net cash provided
    by operating activities:
    Pre-tax realized (gains) losses.........................     (163,571)     (138,985)       81,184
    Participating policyholders' interests..................       (5,472)       (3,573)      (12,017)
    Amortization of bond discount...........................      (40,238)      (16,180)       (5,078)
    Depreciation............................................       25,771        18,863        19,702
    Changes in:
      Insurance receivables.................................     (230,618)      (45,342)       16,880
      Deferred acquisition costs............................     (245,133)      (90,564)      (10,702)
      Accrued investment income.............................      (15,420)      (16,938)      (26,546)
      Federal income taxes..................................      (26,022)       22,525       (39,502)
      Deferred income taxes.................................       83,531        17,491        18,658
      Insurance reserves....................................      683,690       495,748       283,143
      Other, net............................................       30,402        37,553        (5,848)
                                                              -----------   -----------   -----------
            TOTAL ADJUSTMENTS...............................       96,920       280,598       319,874
                                                              -----------   -----------   -----------
            NET CASH FLOWS FROM OPERATING ACTIVITIES........      322,337       485,893       378,105
                                                              -----------   -----------   -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of fixed maturities.............................   (7,036,670)   (3,862,087)   (6,599,390)
  Proceeds from fixed maturities:
    Sales...................................................    6,583,057     3,292,666     4,809,371
    Maturities, calls and redemptions.......................      183,038       187,164       410,989
  Purchases of equity securities............................      (99,584)       (7,863)       (3,458)
  Proceeds from sale of equity securities...................       92,012         4,417         2,357
  Change in short-term investments..........................      (79,981)      407,345       536,254
  Purchases of property and equipment.......................      (23,888)      (26,288)       (9,070)
  Change in securities sold under repurchase agreements.....     (188,211)     (354,915)      441,125
  Change in other investments...............................      138,778      (112,684)       11,175
  Other.....................................................       99,274        57,153         1,357
                                                              -----------   -----------   -----------
            NET CASH FLOWS FROM INVESTING ACTIVITIES........     (332,175)     (415,092)     (399,290)
                                                              -----------   -----------   -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Receipts for investment contracts credited to policyholder
    account balances........................................       11,008        22,639        32,779
  Return of policyholder account balances in investment
    contracts...............................................      (40,662)      (34,156)      (22,382)
  Other.....................................................       (3,102)        3,102       --
                                                              -----------   -----------   -----------
            NET CASH FLOWS FROM FINANCING ACTIVITIES........      (32,756)       (8,415)       10,397
                                                              -----------   -----------   -----------
            NET CASH FLOWS..................................      (42,594)       62,386       (10,788)
Cash at beginning of year...................................       81,804        19,418        30,206
-----------------------------------------------------------------------------------------------------
CASH AT END OF YEAR                                           $    39,210   $    81,804   $    19,418
=====================================================================================================
Supplemental disclosures of cash flow information:
  Cash paid:
    Interest expense........................................  $       374   $       403   $       278
    Federal income taxes....................................       18,893        46,135        53,220
=====================================================================================================



          See accompanying Notes to Consolidated Financial Statements.

                         CONTINENTAL ASSURANCE COMPANY



                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



NOTE 1. SIGNIFICANT ACCOUNTING POLICIES:



BASIS OF PRESENTATION



     The Consolidated Financial Statements include Continental Assurance Company (Assurance) and its operating subsidiaries which consist of Valley Forge Life Insurance Company and Convida Holdings, Ltd. Assurance is a wholly-owned subsidiary of Continental Casualty Company (Casualty) which is wholly-owned by CNA Financial Corporation (CNA). Loews Corporation owns approximately 84% of the outstanding common stock of CNA.



     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Certain amounts applicable to prior years have been reclassified to conform to classifications followed in 1996. All significant intercompany amounts have been eliminated.



INSURANCE



     Premium revenue--Revenues on universal life type contracts are comprised of contract charges and fees which are recognized over the coverage period. Accident and health insurance premiums are earned ratably over the terms of the policies after provision for estimated adjustments on retrospectively rated policies and deductions for ceded insurance. Other life insurance premiums are recognized as revenue when due after deductions for ceded insurance.



     Claim reserves--Claim reserves include provisions for reported claims in the course of settlement and estimates of unreported losses based upon past experience.



     Future policy benefit reserves--Reserves for traditional life insurance products are computed based upon net level premium methods using actuarial assumptions as to interest rates, mortality, morbidity, withdrawals and expenses. Actuarial assumptions include a margin for adverse deviation and generally vary by plan, age at issue and policy duration. Interest rates range from 3% to 11%, and mortality, morbidity and withdrawal assumptions reflect Assurance and industry experience prevailing at the time of issue. Expense estimates include the estimated effects of inflation and expenses beyond the premium paying period. Reserves for universal life-type contracts are established using the retrospective deposit method. Under this method, liabilities are equal to the account balances that accrue to the benefit of the policyholders. Interest crediting rates ranged from 5.6% to 6.6% for the three years ended December 31, 1996.



     Reinsurance--Assurance assumes and cedes insurance with other insurers and reinsurers and members of various reinsurance pools. Assurance utilizes reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposures on larger risks. The reinsurance coverages are tailored to the specific risk characteristics of each product line with Assurance's retained amount varying by type of coverage. Amounts recoverable from reinsurers are estimated in a manner consistent with the liability.



     Deferred acquisition costs--Costs of acquiring insurance business which vary with and are primarily related to the production of such business are deferred. Such costs include commissions, premium taxes and

                         CONTINENTAL ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

NOTE 1.--(CONTINUED):

certain underwriting and policy issuance costs. These acquisition costs are capitalized and amortized based on assumptions consistent with those used for computing policy benefit reserves. Acquisition costs on ordinary life business are amortized over their assumed premium paying periods. Universal life and annuity acquisition costs are amortized in proportion to the present value of the estimated gross profits over the products' assumed durations, which are regularly evaluated and adjusted as appropriate. Based on 1996 evaluations, the assumed interest rate spreads were adjusted, the effect of which was to reduce amortization by approximately $30 million in 1996.



     Participating business--Participating business represented 0.5%, 0.6% and 0.9% of gross life insurance in force and 0.7%, 0.8% and 1.0% of premium income for 1996, 1995 and 1994, respectively. Participating policyholders' equity is determined by allocating 90% of net income or loss and unrealized gains or losses related to such business, less dividends determined by the Board of Directors as allowed by applicable laws.



     In the statement of consolidated operations, revenues and benefits and expenses include amounts related to participating policies; the net income or loss allocated to participating policyholders' equity is a component of insurance claims and policyholder benefits.



     Separate Account business--Assurance issues certain investment and annuity contracts. The supporting assets and liabilities of these contracts are legally segregated and reflected in the accompanying consolidated balance sheet as assets and liabilities of Separate Account business. Assurance guarantees principal and a specified return to the contractholders on approximately 82% of the Separate Account business. Substantially all assets of the Separate Accounts are carried at fair value.



INVESTMENTS



     Valuation of investments--Assurance classifies its fixed maturities (bonds) and its equity securities as available-for-sale, and as such, they are carried at fair value. The amortized cost of fixed maturity securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization and accretion are included in investment income.



     Mortgage loans are carried at unpaid principal balances, including unamortized premium or discount. Real estate is carried at depreciated cost. Policy loans are carried at unpaid balances. Short-term investments are carried at amortized cost which approximates market value.



     Investment gains and losses--All securities transactions are recorded on the trade date. Realized investment gains and losses are determined on the basis of the cost of the specific securities sold. Unrealized investment gains and losses on fixed maturity and equity securities are reflected as part of stockholder's equity, net of applicable deferred income taxes and participating policyholders' interest. Investments are written down to estimated fair values and losses are charged to income when a decline in value is considered to be other than temporary.



     Securities sold under repurchase agreements--Assurance has a securities lending program where securities are loaned to third parties, primarily major brokerage firms. Borrowers of these securities must deposit 100% of the fair value of the securities if the collateral is cash, or 102% if the collateral is securities.

                         CONTINENTAL ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

NOTE 1.--(CONTINUED):

Cash deposits from these transactions have been invested in short-term investments (primarily commercial paper). Assurance continues to receive the interest on the loaned debt securities, as beneficial owner, and accordingly, the loaned debt securities are included in fixed maturity securities. The liabilities for securities sold subject to repurchase agreements are recorded at their contracted repurchase amounts.



INCOME TAXES



     The provision for income taxes includes deferred taxes, resulting from temporary differences between the financial statement and tax return bases of assets and liabilities under the liability method. Such temporary differences primarily relate to insurance reserves, investment valuation differences, net unrealized investment gains/losses and deferred acquisition costs.



PROPERTY AND EQUIPMENT



     Property and equipment are carried at cost less accumulated depreciation. Depreciation is based on the estimated useful lives of the various classes of property and equipment and determined principally on accelerated methods. The cost of maintenance and repairs is charged to income as incurred; major improvements are capitalized.

                         CONTINENTAL ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED


NOTE 2. INVESTMENTS:



---------------------------------------------------------------------------------------------------------
                   Net Investment Income
                   Year Ended December 31                            1996           1995           1994
                 (In thousands of dollars)
---------------------------------------------------------------------------------------------------------
Fixed maturities:
  Bonds:
    Taxable.................................................       $364,620       $327,416       $272,488
    Tax exempt..............................................             29             58             58
Equity securities...........................................             36             68            220
Mortgage loans..............................................          2,402          3,235          4,336
Real estate.................................................            473            672            670
Policy loans................................................          9,972         11,350         10,218
Short-term investments......................................         24,026         18,525         13,830
Security repurchase transactions income.....................         26,764         43,087         44,034
Other.......................................................          1,675         10,849          1,392
                                                                   --------       --------       --------
                                                                    429,997        415,260        347,246
Investment expense..........................................         (2,981)        (4,103)        (2,371)
Security repurchase transaction expenses and fees...........        (26,079)       (41,486)       (32,968)
---------------------------------------------------------------------------------------------------------
          NET INVESTMENT INCOME                                    $400,937       $369,671       $311,907
=========================================================================================================



------------------------------------------------------------------------------------------------------------
           ANALYSIS OF INVESTMENT GAINS (LOSSES)
                   YEAR ENDED DECEMBER 31                            1996            1995            1994
                 (In thousands of dollars)
------------------------------------------------------------------------------------------------------------
Realized investment gains (losses):
  Fixed maturities..........................................       $  63,129       $  76,119       $ (81,837)
  Equity securities.........................................            (161)            749             (29)
  Real estate...............................................           1,879               9          --
  Other, principally Separate Account business..............          98,724          62,108             682
                                                                   ---------       ---------       ---------
                                                                     163,571         138,985         (81,184)
  Allocated to participating policyholders..................         (14,249)         (7,835)         10,877
  Income tax (expense) benefit..............................         (55,056)        (45,882)         24,446
                                                                   ---------       ---------       ---------
          NET REALIZED INVESTMENT GAINS (LOSSES)                      94,266          85,268         (45,861)
                                                                   ---------       ---------       ---------
Change in net unrealized investment gains (losses):
  Fixed securities..........................................        (205,921)        424,202        (254,693)
  Equity securities.........................................         (21,406)          7,048           5,321
  Other, principally Separate Account business..............        (126,404)        262,182         (56,164)
                                                                   ---------       ---------       ---------
                                                                    (353,731)        693,432        (305,536)
  Allocated to participating policyholders..................          17,988         (44,150)         32,471
  Income tax (expense) benefit..............................         108,282        (251,249)        117,312
                                                                   ---------       ---------       ---------
          CHANGE IN NET UNREALIZED INVESTMENT GAINS
            (LOSSES)........................................        (227,461)        398,033        (155,753)
------------------------------------------------------------------------------------------------------------
          NET REALIZED AND UNREALIZED INVESTMENT GAINS
            (LOSSES)                                               $(133,195)      $ 483,301       $(201,614)
============================================================================================================

                         CONTINENTAL ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED


NOTE 2.--(CONTINUED):



-----------------------------------------------------------------------------------------------------------------------------------
SUMMARY OF PRE-TAX GROSS REALIZED INVESTMENT GAINS
(LOSSES) FOR FIXED MATURITIES AND EQUITY SECURITIES
                    DECEMBER 31
                                                              1996                      1995                      1994
                                                     -----------------------   -----------------------   -----------------------
                                                       FIXED        EQUITY       FIXED        EQUITY       FIXED        EQUITY
             (In thousands of dollars)               MATURITIES   SECURITIES   MATURITIES   SECURITIES   MATURITIES   SECURITIES
-----------------------------------------------------------------------------------------------------------------------------------
Proceeds from sales................................  $6,583,057    $92,012     $3,292,666     $4,417     $4,809,371     $2,357
                                                     ----------    -------     ----------     ------     ----------     ------
Gross realized gains...............................     110,763        822         94,053        791         18,629         --
Gross realized losses..............................     (47,634)      (983)       (17,934)       (42)      (100,466)       (29)
-----------------------------------------------------------------------------------------------------------------------------------
  NET REALIZED GAINS (LOSSES)                        $   63,129    $  (161)    $   76,119     $  749     $  (81,837)    $  (29)
===================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET UNREALIZED INVESTMENT GAINS (LOSSES)
          INCLUDED IN STOCKHOLDERS' EQUITY                            1996                                   1995
                    DECEMBER 31                       ------------------------------------   --------------------------------------
             (In thousands of dollars)                  GAINS        LOSSES        NET         GAINS        LOSSES        NET
-----------------------------------------------------------------------------------------------------------------------------------
Fixed maturities....................................   $ 78,670     $(42,098)    $ 36,572     $244,300     $(1,807)    $ 242,493
Equity securities...................................     13,747      (21,289)      (7,542)      14,774        (910)       13,864
Other, principally Separate Account business........     46,684         (847)      45,837      172,310         (69)      172,241
                                                       --------     --------     --------     --------     -------     ---------
                                                       $139,101     $(64,234)      74,867     $431,384     $(2,786)      428,598
                                                       ========     ========                  ========     =======
Allocated to participating policyholders............                                  107                                (17,881)
Deferred income tax expense.........................                              (18,311)                              (126,593)
------------------------------------------------------------------------------------------------------------------------------------
          NET UNREALIZED INVESTMENT GAINS                                        $ 56,663                              $ 284,124
====================================================================================================================================

                         CONTINENTAL ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED


NOTE 2.--(CONTINUED):



--------------------------------------------------------------------------------------------------------------------
         SUMMARY OF INVESTMENTS IN FIXED MATURITIES                             GROSS         GROSS
          AND EQUITY SECURITIES AVAILABLE-FOR-SALE              AMORTIZED     UNREALIZED    UNREALIZED      MARKET
                 (In thousands  of dollars)                         COST         GAINS         LOSSES        VALUE
--------------------------------------------------------------------------------------------------------------------
DECEMBER 31, 1996
United States Treasury securities and obligations of
  government agencies.......................................    $2,061,906     $ 17,800      $25,638      $2,054,068
Asset-backed securities.....................................     1,178,354       20,975       13,168       1,186,161
States, municipalities and tax exempt political
  subdivisions..............................................            30           --           --              30
Corporate securities........................................     1,229,060       26,311        1,601       1,253,771
Other debt securities.......................................       316,213       13,584        1,691         328,105
                                                                ----------     --------      -------      ----------
    Total fixed maturities..................................     4,785,563       78,670       42,098       4,822,135
Equity securities...........................................        51,884       13,747       21,289          44,342
------------------------------------------------------------------------------------------------------------------
    Total                                                       $4,837,447     $ 92,417      $63,387      $4,866,477
====================================================================================================================
DECEMBER 31, 1995
United States Treasury securities and obligations of
  government agencies.......................................    $2,289,863     $110,637      $    15      $2,400,485
Asset-backed securities.....................................       904,900       48,704          702         952,903
States, municipalities and tax exempt political
  subdivisions..............................................           693           52           --             744
Corporate securities........................................       957,875       65,749          605       1,023,018
Other debt securities.......................................       290,625       19,158          485         309,299
                                                                ----------     --------      -------      ----------
    Total fixed maturities..................................     4,443,956      244,300        1,807       4,686,449
Equity securities...........................................        42,835       14,774          910          56,699
------------------------------------------------------------------------------------------------------------------
    Total                                                       $4,486,791     $259,074      $ 2,717      $4,743,148
====================================================================================================================



--------------------------------------------------------------------------------------------------------------------
                                                                          1996                        1995
         SUMMARY OF INVESTMENT IN FIXED MATURITIES              ------------------------    ------------------------
                  BY CONTRACTUAL MATURITY                       AMORTIZED       MARKET      AMORTIZED       MARKET
                 (In thousands of dollars)                         COST         VALUE          COST         VALUE
--------------------------------------------------------------------------------------------------------------------
DECEMBER 31
Due in one year or less.....................................    $  110,961    $  111,387    $   44,638    $   45,224
Due after one year through five years.......................     1,831,556     1,813,827     1,747,694     1,776,948
Due after five years through ten years......................       933,637       940,750     1,007,102     1,067,480
Due after ten years.........................................       731,055       770,010       739,622       843,894
Asset-backed securities not due at a single maturity date...     1,178,354     1,186,161       904,900       952,903
                                                                ----------    ----------    ----------    ----------
    Total                                                       $4,785,563    $4,822,135    $4,443,956    $4,686,449
====================================================================================================================



     Actual maturities may differ from contractual maturities because securities may be called or prepaid with or without call or prepayment penalties.



     There are no investments that have not produced income, other than equity securities, in the last twelve months. There are no investments in a single issuer, other than the U.S. Government, that when aggregated exceed 10% of stockholder's equity.



     High yield securities are bonds rated as below investment grade by bond rating agencies, plus private placements and other unrated securities which, in the opinion of management, are below investment grade. Carrying values of high yield securities in the general account were $194 million at December 31, 1996, compared to $200 million at December 31, 1995. Net unrealized gains on general account bonds at

                         CONTINENTAL ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED


NOTE 2.--(CONTINUED):


December 31, 1996 include net unrealized gains on high yield securities of $4 million, compared to net unrealized gains of $28 million at December 31, 1995.



     At December 31, 1996, total Separate Account cash and investments amounted to $5.7 billion with taxable fixed maturities representing approximately 81% of the Separate Accounts' portfolio. Approximately 82% of Separate Account investments are used to fund guaranteed investment contracts (GIC's) for which Assurance guarantees principal and a specified return to the contractholders. The duration of fixed maturity securities included in the GIC portfolio are matched approximately with the corresponding payout pattern of the liabilities of the GIC contracts. At December 31, 1996, all fixed maturity securities in the GIC portfolio were carried at fair value and amounted to $3.9 billion. At December 31, 1996, net unrealized losses on fixed maturity securities amounted to approximately $1 million. This compares to $63 million in net unrealized gains at December 31, 1995. The gross unrealized gains and losses for the fixed maturity securities portfolio at December 31, 1996, were $55 million and $56 million, respectively, compared to $122 million and $59 million, respectively, at December 31, 1995.



     High yield securities in the guaranteed Separate Account portfolio were carried at fair value and amounted to $472 million at December 31, 1996, compared with $944 million at December 31, 1995. Net unrealized losses on high yield securities held in such Separate Accounts were $6 million and $14 million at December 31, 1996 and 1995, respectively.



NOTE 3. LONG-TERM DEBT:



----------------------------------------------------------------------------------
                        DECEMBER 31
                 (IN THOUSANDS OF DOLLARS)                       1996       1995
----------------------------------------------------------------------------------
Industrial Development Revenue Bonds, due July 1, 2016 at
  variable interest rates--3.80% to 4.20%...................    $10,000    $10,000
----------------------------------------------------------------------------------
    Total long-term debt                                        $10,000    $10,000
==================================================================================



NOTE 4. FAIR VALUE OF FINANCIAL INSTRUMENTS:



     Fair values are disclosed for all financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values may be based on estimates using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rates and estimates of future cash flows. Potential taxes and other transaction costs have not been considered in estimating fair value. The estimates presented herein are subjective in nature and are not necessarily indicative of the amounts that Assurance could realize in the current market exchange. Any difference would not be expected to be material.



     All nonfinancial instruments such as deferred acquisition costs, reinsurance receivables, property and equipment, deferred income taxes and insurance reserves are excluded from fair value disclosure. Thus, the total fair value amounts cannot be aggregated to determine the underlying economic value of Assurance.

                         CONTINENTAL ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED


NOTE 4.--(CONTINUED):


     The carrying amounts reported in the balance sheet approximate fair value for cash, short-term investments, premiums and other insurance receivables, accrued investment income, securities sold under repurchase agreements, payables for securities purchased and certain other assets and other liabilities because of their short-term nature. As such, these financial instruments are not shown in the table below.



     The carrying amounts and estimated fair values of Assurance's other financial instrument assets and liabilities are listed below:



---------------------------------------------------------------------------------------------------------------
                                                                       1996                      1995
                                                              -----------------------   -----------------------
                        DECEMBER 31                            CARRYING    ESTIMATED     CARRYING    ESTIMATED
                 (In thousands of dollars)                      AMOUNT     FAIR VALUE     AMOUNT     FAIR VALUE
---------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
Investments:
  Fixed maturities--Note 2..................................  $4,822,135  $4,822,135    $4,686,449   $4,686,449
  Equity securities--Note 2.................................      44,342      44,342        56,699       56,699
  Mortgage loans............................................      35,654      30,718        43,650       45,826
  Policy loans..............................................     174,403     162,706       177,192      166,561
  Other invested assets.....................................       3,316       3,316       127,145      130,307
Separate Account assets:
  Fixed maturities..........................................   4,608,262   4,608,262     5,499,330    5,499,330
  Equity securities.........................................     169,183     169,183       242,722      242,722
  Other.....................................................   1,343,429   1,343,429       126,045      133,176
FINANCIAL LIABILITIES
Premium deposits and annuity contracts......................   1,064,540   1,017,622       825,468      776,841
Long-term debt..............................................      10,000      10,000        10,000       10,000
Separate Account liabilities:
  Guaranteed investment contracts...........................   3,989,469   4,011,508     4,315,788    4,455,459
  Deferred annuities........................................      73,010      84,110        74,088      108,232
  Variable separate accounts................................     568,555     568,555       228,017      228,017
  Other.....................................................     895,595     895,595       585,803      585,803
===============================================================================================================



     The following methods and assumptions were used by Assurance in estimating its fair value amounts for financial instruments:



             Fixed maturity securities and equity securities are based on quoted market prices, where available. For securities not actively traded, fair values are estimated using values obtained from independent pricing services, costs to settle, or quoted market prices of comparable instruments.



          The fair values for mortgage loans and policy loans are estimated using discounted cash flow analyses at interest rates currently offered for similar loans to borrowers with comparable credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.



          Valuation techniques to determine fair value of other invested assets and other Separate Account business assets consist of discounted cash flows and quoted market prices of a) the investments, b) comparable instruments, or c) underlying assets of the investments.



          Premium deposits and annuity contracts are valued based on cash surrender values and the outstanding fund balances.

                         CONTINENTAL ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED


NOTE 4.--(CONTINUED):


          Assurance's long-term debt represents floating rate tax exempt bonds with interest rates determined monthly and thus approximates fair value.



          Guaranteed investment contracts and deferred annuities of the Separate Accounts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with similar maturities. The fair values of the liabilities for variable Separate Account business are based on the quoted market values of the underlying assets of each variable Separate Account. The fair value of other Separate Account business liabilities approximates carrying value.



NOTE 5. STATUTORY CAPITAL AND SURPLUS:



     Statutory capital and surplus and net income for Assurance are determined in accordance with accounting practices prescribed or permitted by the Illinois Insurance Department. Prescribed statutory accounting practices are set forth in a variety of publications of the National Association of Insurance Commissioners as well as state laws, regulations, and general administrative rules. Assurance has no material permitted accounting practices. Statutory net income was $57.7 million, $30.2 million and $65.1 million in 1996, 1995 and 1994, respectively. Statutory capital and surplus for Assurance was $1.2 billion at December 31, 1996 and 1995. Statutory capital and surplus of $34.5 million at December 31, 1996 and 1995, was appropriated by the Board of Directors, under regulatory formula, to fund excess group losses due to epidemic or disaster, if necessary. The payment of dividends by Assurance to Casualty without prior approval of the Illinois Insurance Department is limited to formula amounts. As of December 31, 1996, approximately $116.0 million was not subject to prior Insurance Department approval.



NOTE 6. BENEFIT PLANS:



     Assurance has no employees as it has contracted with Casualty for services provided by Casualty employees. As Casualty is a wholly-owned subsidiary of CNA, all Casualty employees are covered by CNA's benefits plans. The plans are discussed below.



PENSION PLAN



     CNA has several noncontributory pension plans covering all full-time employees age 21 or over who have completed at least one year of service. Assurance is included in the CNA Employees' Retirement Plan. Plan benefits are based on years of credited service and the employee's highest sixty consecutive months of compensation.



     CNA's funding policy is to make contributions in accordance with applicable governmental regulatory requirements. The assets of the plan are invested primarily in U.S. government securities with the balance in short-term investments, common stocks and other fixed income securities.



     Effective January 1, 1996, the retirement plans redefined compensation to include base pay, overtime and bonuses. This amendment generated an unrecognized prior service cost of $20.2 million.

                         CONTINENTAL ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED


NOTE 6.--(CONTINUED):


     The funded status is determined using assumptions at the end of the year. Pension cost is determined using assumptions at the beginning of the year.



     Net periodic pension cost allocated to Assurance was $7.5 million in 1996, $4.8 million in 1995 and $4.6 million in 1994.



     The following table sets forth the Plan's funded status and amounts recognized in CNA's consolidated financial statements at December 31, 1996, 1995 and 1994.



------------------------------------------------------------------------------------------------------------------
                                                           1996*                      1995*                1994
             YEAR ENDED DECEMBER 31               OVERFUNDED   UNDERFUNDED   OVERFUNDED   UNDERFUNDED   OVERFUNDED
           (In thousands of dollars)                PLANS         PLANS        PLANS         PLANS        PLANS
------------------------------------------------------------------------------------------------------------------
Accumulated Benefit Obligation:
Actuarial present value of accumulated plan
  benefits:
  Vested........................................   $517,221     $ 622,548    $ 491,052     $ 646,017    $ 376,377
  Nonvested.....................................     37,718        32,369       28,346        14,126       39,152
                                                   --------     ---------    ---------     ---------    ---------
    Accumulated benefit obligation..............   $554,939     $ 654,917    $ 519,398     $ 660,143    $ 415,529
                                                   ========     =========    =========     =========    =========
Net pension asset (liability):
Projected benefit obligation....................   $777,755     $ 788,333    $ 769,999     $ 809,308    $ 651,418
Plan assets at fair value.......................    701,854       503,623      629,673       496,264      495,492
                                                   --------     ---------    ---------     ---------    ---------
    Plan assets less than projected benefit
      obligation................................    (75,901)     (284,710)    (140,326)     (313,044)    (155,926)
Unrecognized net asset at January 1, 1986 being
  recognized over 12 years......................     (7,099)       --          (12,176)       --          (17,253)
Unrecognized prior service costs................     19,077        77,747       21,445       104,042       20,773
Unrecognized net loss...........................    122,173       (11,793)     164,585        13,508      174,039
                                                   --------     ---------    ---------     ---------    ---------
    Net pension asset (liability)...............   $ 58,250     $(218,756)   $  33,528     $(195,494)   $  21,633
                                                   ========     =========    =========     =========    =========
Net periodic pension cost:
  Service cost--benefits attributed to employee
    service during the year.....................   $ 36,489     $  18,825    $  32,118     $  11,596    $  32,354
  Interest cost on projected benefit
    obligation..................................     53,549        56,771       51,056        32,760       44,666
  Actual return on plan assets..................    (31,106)      (29,013)    (115,363)      (43,432)      11,579
  Net amortization and deferral.................    (16,059)       (5,982)      72,415        19,547      (43,265)
------------------------------------------------------------------------------------------------------------------
    Net periodic pension cost                      $ 42,873     $  40,601    $  40,226     $  20,471    $  45,334
==================================================================================================================



* The 1996 and 1995 data includes The Continental Corporation Retirement Plans which are underfunded.

                         CONTINENTAL ASSURANCE COMPANY

NOTE 6.--(CONTINUED):


     Actuarial assumptions are set forth in the following table.



-----------------------------------------------------------------------------------------------------------------
ASSUMPTIONS
DECEMBER 31                                                         1996            1995          1994       1993
-----------------------------------------------------------------------------------------------------------------
Discount rate...............................................           7.50%           7.25%      8.50%      7.25%
Rate of increase in compensation levels*....................           2.75            2.75       4.00       4.50
Expected long-term rate of return on plan assets............      7.75-8.50       7.50-8.50       8.75       7.50
-----------------------------------------------------------------------------------------------------------------



* Excludes age/service related merit and productivity increases.



POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFITS



     CNA provides certain health and dental care benefits for eligible retirees, through age 64, and provides life insurance and reimbursement of Medicare Part B premiums for all eligible retired persons. CNA continues to fund benefit costs principally on the basis of current benefit payments.



     Net periodic postretirement benefit cost allocated to Assurance was $2.8 million in 1996, $1.8 million in 1995 and $3.0 million in 1994.



     The following table sets forth the amounts recognized in CNA's consolidated financial statements at December 31, 1996, 1995 and 1994.



------------------------------------------------------------------------------------------------
POSTRETIREMENT PLANS
DECEMBER 31
(IN THOUSANDS OF DOLLARS)                                        1996*       1995*        1994
------------------------------------------------------------------------------------------------
Accumulated postretirement benefit obligation:
  Retirees..................................................    $171,950    $185,507    $ 27,088
  Fully eligible, active plan participants..................      89,009      59,173      53,684
  Other active plan participants............................      88,191      62,540      41,106
                                                                --------    --------    --------
    Total accumulated postretirement benefit obligation.....     349,150     307,220     121,878
Unrecognized prior service cost.............................         (70)      --        (11,177)
Unrecognized net gain (loss)................................     (12,215)      7,380      19,702
                                                                --------    --------    --------
    Accrued postretirement benefit cost.....................    $336,865    $314,600    $130,403
                                                                ========    ========    ========
Net periodic postretirement benefit cost:
  Service cost-benefits attributed to employee service
    during the year.........................................    $ 11,935    $  5,969    $  8,603
  Interest cost on accumulated post retirement benefit
    obligation..............................................      24,146      17,506      10,342
  Amortization..............................................         374        (941)        655
------------------------------------------------------------------------------------------------
    Net periodic postretirement benefit cost                    $ 36,455    $ 22,534    $ 19,600
================================================================================================



* The 1996 and 1995 data includes postretirement benefit obligations for The Continental Corporation retirees.



------------------------------------------------------------------------------------------------
ASSUMPTIONS
DECEMBER 31                                                       1996        1995        1994
------------------------------------------------------------------------------------------------
Discount rate:
  Assumptions used in determining net periodic benefit
    cost:...................................................      7.25%       8.50%       7.25%
  Assumptions used in determining the projected benefit
    obligation (liability):.................................      7.50%       7.25%       8.50%
------------------------------------------------------------------------------------------------

                         CONTINENTAL ASSURANCE COMPANY

NOTE 6.--(CONTINUED):


     The assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligation was 12% in 1996, declining 1% per year to an ultimate rate of 5% in 2002. The health care cost trend rate assumption has a significant effect on the amount of the benefit obligation and periodic cost reported. An increase in the assumed health care cost trend rate of 1% in each year would increase the accumulated postretirement benefit obligation of CNA as of December 31, 1996 by $24.2 million and CNA's aggregate net periodic postretirement benefit cost for 1996 by $3.1 million.



SAVINGS PLAN



     Assurance is included in the CNA Employees' Savings Plan which is a contributory plan that allows employees to make regular contributions of up to 6% of their salary. CNA contributes an additional amount equal to 70% of the employee's regular contribution. Employees may also make an additional contribution of up to 10% of their salaries for which there is no additional contribution by CNA. CNA contributions allocated to and expensed by Assurance for the Savings Plan were $2.3 million, $1.9 million and $2.0 million in 1996, 1995 and 1994, respectively.



NOTE 7. INCOME TAXES:



     Assurance and its domestic life insurance subsidiary are taxed under the provisions of the Internal Revenue Code, as applicable to life insurance companies, and are included in the consolidated Federal income tax return with CNA and its eligible subsidiaries (CNA Tax Group), which in turn is consolidated in the Loews Federal income tax return. The Federal income tax provision of Assurance is computed as if Assurance and its domestic life insurance subsidiary were filing its own separate consolidated return.



     Assurance and its domestic life insurance subsidiary maintain a special tax memorandum account designated as the "Shareholder's Surplus Account." Dividends from this account may be distributed to the shareholder without resulting in any additional tax. At December 31, 1996, the amount in the Shareholder's Surplus Account was $1,305 million. Another tax memorandum account, defined as the "Policyholders' Surplus Account," totaled $70 million at December 31, 1996. No further additions to this account are allowed. Amounts accumulated in the Policyholders' Surplus Account are subject to income tax if distributed to the shareholder. Assurance has not provided for such a tax as Assurance has no plans for such a distribution.



     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

                         CONTINENTAL ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

NOTE 7.--(CONTINUED):

Significant components of Assurance's deferred tax assets and liabilities as of December 31, 1996 and 1995 are shown in the table below.



-----------------------------------------------------------------------------------
    COMPONENTS OF DEFERRED TAX ASSETS AND (LIABILITIES)
                        DECEMBER 31                             1996       1995
                 (In thousands of dollars)
-----------------------------------------------------------------------------------
Insurance reserves..........................................  $ 168,704   $ 162,201
Deferred acquisition costs..................................   (217,410)   (139,767)
Investment valuation........................................     21,769      34,469
Net unrealized gains........................................    (18,387)   (126,669)
Property and equipment......................................    (11,506)    (12,841)
Receivables.................................................     (5,955)     (5,831)
Postretirement benefits other than pensions.................      6,122       6,122
Other, net..................................................      3,049       3,194
-----------------------------------------------------------------------------------
    Net deferred tax liabilities                              $ (53,614)  $ (79,122)
===================================================================================



     At December 31, 1996, gross deferred tax assets and liabilities amounted to $200.1 million and $253.7 million, respectively. Gross deferred tax assets and liabilities, at December 31, 1995, amounted to $209.2 million and $288.3 million, respectively.



     Assurance has not established a valuation reserve at December 31, 1996 as it believes that all deferred tax assets are fully realizable. Assurance has a history of profitability and anticipates future taxable income sufficient to support its deferred tax balances at December 31, 1996, including but not limited to the reversal of existing temporary differences and the implementation of tax planning strategies, if needed.



     Significant components of Assurance's income tax provision are as follows:



----------------------------------------------------------------------------------------------
                  PROVISION FOR INCOME TAX
                   YEAR ENDED DECEMBER 31                       1996        1995       1994
                 (In thousands of dollars)
----------------------------------------------------------------------------------------------
Current tax expense on:
  Ordinary income...........................................  $  (1,839)  $ (61,706)  $(56,064)
  Realized investment (gains) losses........................    (42,163)    (31,666)    42,618
                                                              ---------   ---------   --------
    Total current tax expense...............................    (44,002)    (93,372)   (13,446)
Deferred tax expense on:
  Ordinary income...........................................    (68,529)     (3,446)      (486)
  Realized investment gains.................................    (12,892)    (14,216)   (18,172)
                                                              ---------   ---------   --------
    Total deferred tax expense..............................    (81,421)    (17,662)   (18,658)
----------------------------------------------------------------------------------------------
    Total income tax expense                                  $(125,423)  $(111,034)  $(32,104)
==============================================================================================

                         CONTINENTAL ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

NOTE 7.--(CONTINUED):

     A reconciliation of the expected income tax (expense) benefit resulting from the use of statutory tax rates to the effective income tax (expense) benefit follows:



-----------------------------------------------------------------------------------------------------------------------------
   RECONCILIATION OF EXPECTED AND EFFECTIVE TAXES                     % OF                     % OF                    % OF
               YEAR ENDED DECEMBER 31                                PRETAX                   PRETAX                  PRETAX
             (In thousands of dollars)                    1996       INCOME        1995       INCOME        1994      INCOME
-----------------------------------------------------------------------------------------------------------------------------
Expected tax expense on ordinary income at statutory
  rates.............................................    $ (70,531)    (35.0)%    $ (64,813)    (35.0)%    $(56,225)    (35.0)%
State taxes.........................................       (2,343)     (1.2)        (1,602)     (0.9)       (1,502)     (0.9)
Other items, net....................................        2,507       1.3          1,263       0.7         1,177       0.7
                                                        ---------    ------      ---------    ------      --------    ------
  Income tax expense on ordinary income.............      (70,367)    (34.9)       (65,152)    (35.2)      (56,550)    (35.2)
                                                        ---------    ------      ---------    ------      --------    ------
Expected tax (expense) benefit on realized
  investment gains/losses at statutory rates........      (52,262)    (35.0)       (45,903)    (35.0)       24,607      35.0
Other items, net....................................       (2,794)     (1.9)            21      --            (161)     (0.2)
                                                        ---------    ------      ---------    ------      --------    ------
  Income tax (expense) benefit on realized
    investments (gains) losses......................      (55,056)    (36.9)       (45,882)    (35.0)       24,446      34.8
------------------------------------------------------------------------------------------------------------------------------
  Income tax expense                                    $(125,423)    (35.7)%    $(111,034)    (35.1)%    $(32,104)    (35.5)%
==============================================================================================================================



NOTE 8. REINSURANCE:



     The effects of reinsurance on premium revenues are shown in the following schedule:



------------------------------------------------------------------------------------------------------------------
                                                                             PREMIUMS
                   YEAR ENDED DECEMBER 31                     --------------------------------------   ASSUMED/NET
                  (In millions of dollars)                     DIRECT    ASSUMED   CEDED      NET           %
------------------------------------------------------------------------------------------------------------------
1996
  Life......................................................  $  758.2   $120.7    $ 54.9   $  824.0      14.7%
  Accident and Health.......................................   2,449.1    179.5      78.8    2,549.8       7.0
                                                              --------   ------    ------   --------
    Total...................................................  $3,207.3   $300.2    $133.7   $3,373.8       8.9%
                                                              ========   ======    ======   ========
1995
  Life......................................................  $  721.3   $109.4    $ 20.8   $  809.9      13.5%
  Accident and Health.......................................   2,169.9    120.0      67.5    2,222.4       5.4
                                                              --------   ------    ------   --------
    Total...................................................  $2,891.2   $229.4    $ 88.3   $3,032.3       7.6%
                                                              ========   ======    ======   ========
1994
  Life......................................................  $  450.4   $106.9    $ 22.9   $  534.4      20.0%
  Accident and Health.......................................   2,025.4    149.4      31.0    2,143.8       7.0
                                                              --------   ------    ------   --------
    Total...................................................  $2,475.8   $256.3    $ 53.9   $2,678.2       9.6%
==================================================================================================================



     In the table above, the majority of Life premium revenue is from long duration type contracts, while the Accident and Health premium revenue is generally short duration.



     Insurance claims and policyholders' benefits are net of reinsurance recoveries of $89.0 million in 1996, $57.0 million in 1995 and $30.0 million in 1994.

                         CONTINENTAL ASSURANCE COMPANY

NOTE 8.--(CONTINUED):


     The impact of reinsurance on life insurance in force is shown in the following schedule:



------------------------------------------------------------------------------------------------------------------------
                                                                        LIFE INSURANCE IN FORCE
                                                               ------------------------------------------    ASSUMED/NET
(IN MILLIONS OF DOLLARS)                                        DIRECT     ASSUMED     CEDED       NET            %
------------------------------------------------------------------------------------------------------------------------
December 31, 1996..........................................    $171,715    $65,294    $32,561    $204,448       31.9%
December 31, 1995..........................................     111,917    54,129       8,578     157,468       34.4
December 31, 1994..........................................      75,419    52,014       5,953     121,480       42.8
------------------------------------------------------------------------------------------------------------------------



     The ceding of insurance does not discharge primary liability of the original insurer. Assurance's placement of reinsurance with non-affiliated carriers entails careful review of the nature of the contract and a thorough assessment of the reinsurers' credit quality and claim settlement performance.



NOTE 9. RELATED PARTIES:



     Assurance is party to the CNA Intercompany Expense Agreement whereby expenses incurred by CNA and each of its subsidiaries are allocated to the appropriate company. Expenses of Assurance exclude $28.5 million, $21.3 million and $24.7 million of general and administrative expenses incurred by Assurance and allocated to CNA for the years December 31, 1996, 1995 and 1994, respectively. Assurance had a $67.5 million affiliated payable at December 31, 1996 and a $4.9 million affiliated payable at December 31, 1995 for net cash settlements owed to a subsidiary in the normal course of operations relating to pooling and general expense reimbursements. There are no interest charges on intercompany receivables and payables.



NOTE 10. LEGAL:



     Assurance is party to litigation arising in the ordinary course of business. The outcome of this litigation will not, in the opinion of management, materially affect the results of operations or equity of Assurance.

                         CONTINENTAL ASSURANCE COMPANY

NOTE 11. BUSINESS SEGMENTS:



---------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31
(IN THOUSANDS OF DOLLARS)                                           1996           1995           1994
---------------------------------------------------------------------------------------------------------
REVENUES
  Individual................................................    $   903,871    $   767,224    $   591,668
  Group.....................................................      2,952,414      2,698,565      2,440,902
  Realized gains (losses)...................................        163,571        138,985        (81,184)
                                                                -----------    -----------    -----------
        Total...............................................    $ 4,019,856    $ 3,604,774    $ 2,951,386
                                                                ===========    ===========    ===========
INCOME BEFORE INCOME TAX
  Individual................................................    $   119,316    $    78,323    $    58,928
  Group.....................................................         82,202        106,856        101,714
  Realized gains (losses)...................................        149,322        131,150        (70,307)
                                                                -----------    -----------    -----------
        Total...............................................    $   350,840    $   316,329    $    90,335
                                                                ===========    ===========    ===========
NET INCOME
  Individual................................................    $    78,017    $    50,927    $    38,024
  Group.....................................................         53,134         69,100         66,068
  Realized gains (losses)...................................         94,266         85,268        (45,861)
                                                                -----------    -----------    -----------
        Total...............................................    $   225,417    $   205,295    $    58,231
                                                                ===========    ===========    ===========
ASSETS
  Individual................................................    $ 4,688,589    $ 4,068,794    $ 3,733,964
  Group.....................................................      9,249,856      9,059,956      8,706,268
                                                                -----------    -----------    -----------
        Total...............................................    $13,938,445    $13,128,750    $12,440,232
                                                                ===========    ===========    ===========



     Assets and investment income are allocated to business segments based on cash flows after attribution of separately identifiable assets. Income taxes have been allocated on the basis of taxable operating income of the respective insurance segments.



     Group revenues include $2.1 billion, $1.9 billion and $1.8 billion in 1996, 1995 and 1994, respectively, under contracts covering U.S. government employees and their dependents.

                                    [B LOGO]

                                   Group
                                   Variable
                                   Annuity
                                   Contracts
                                   STATEMENT OF ADDITIONAL INFORMATION


                                   Dated: April 30, 1997


                              CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)

             [CNA LOGO]
             FOR ALL THE COMMITMENTS YOU MAKE(R)

                                                  X557-838LL

                                     PART C

                               OTHER INFORMATION

ITEM 28. FINANCIAL STATEMENTS AND EXHIBITS.

     (A) FINANCIAL STATEMENTS:

                                                                                       PAGE NUMBERS
                                                                                          IN 1996
                                                                                       ANNUAL REPORT
                                                                                      TO PARTICIPANTS
                                                                                      ---------------
Financial Statements of Continental Assurance Company
  Separate Account (B):
          Schedule of Investments.........................................                        4
          Balance Sheet...................................................                        9
          Statement of Operations.........................................                        9
          Statement of Changes in Participants' Equity....................                       10
          Notes to Financial Statements...................................                       10
          Independent Auditors' Report....................................                       12

                                                                    PAGE               PAGE NUMBERS
                                                                  NUMBERS              IN STATEMENT
                                                                     IN                OF ADDITIONAL
                                                                  PROSPECTUS            INFORMATION
                                                                  ----------           -------------
          Condensed Financial Information of Continental
            Assurance Company Separate Account (B)..........         12
          Independent Auditors' Report on Condensed
            Financial Information of Continental Assurance
            Company Separate Account (B)....................         39
Financial Statements of Continental Assurance Company:
          Independent Auditors' Report......................                                      9
          Consolidated Balance Sheet........................                                     10
          Statement of Consolidated Operations..............                                     11
          Statement of Consolidated Stockholder's Equity....                                     12
          Statement of Consolidated Cash Flows..............                                     13
          Notes to Financial Statements.....................                                     14


     (B) EXHIBITS:


               EXHIBIT
               NUMBER
               -------
         **
         (3)                 Custodian Agreement
         **
        (11)                 Administrative Services Agreement with the Joint Retirement Board of the Rabbinical
                             Assembly of America, et al.
         **
        (12)                 Opinion of Lynne Gugenheim.
        (13)(a)              Consent of Independent Auditors.
             (b)             Consent of Counsel (included in Exhibit 12).
         **
        (14)                 1996 Annual Report to Participants of the Separate Account.
         **
        (16)                 Calculation of Performance Data.
        (17)                 Financial Data Schedule.


---------------
** Indicates that all or a portion of an item has been omitted because the omitted information has not changed since it was disclosed in this Registration Statement or prior amendments hereto.

ITEM 29. DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY.



                                                                                         POSITIONS
                                                                                        AND OFFICES
                                                            POSITIONS AND                 WITH THE
                                                            OFFICES WITH                  SEPARATE
              NAME AND PRINCIPAL                             THE COMPANY                  ACCOUNT
               BUSINESS ADDRESS                             -------------               -----------
*Dennis H. Chookaszian........................  Director, Chairman of the Board and    None
                                                Chief Executive Officer
*Philip L. Engel..............................  Director and President                 None
*Michael C. Garner............................  Director and Senior Vice President     None
Peter E. Jokiel...............................  Director, Senior Vice President and    None
                                                Acting Chief Financial Officer
*Jonathan D. Kantor...........................  Director, Senior Vice President,       None
                                                Secretary and General Counsel
*William J. Sharkey, Jr. .....................  Director, Senior Vice President and    None
                                                Chief Marketing Officer
*William J. Adamson, Jr. .....................  Senior Vice President                  None
*James P. Flood...............................  Senior Vice President                  None
*Bernard L. Hengesbaugh.......................  Senior Vice President                  None
*Carolyn L. Murphy............................  Senior Vice President                  None
*Adrian M. Tocklin............................  Senior Vice President                  None
*Jae L. Wittlich..............................  Senior Vice President                  None
*David W. Wroe................................  Senior Vice President                  None


---------------

 * The principal business address is CNA Plaza, Chicago, Illinois 60685.



**


ITEM 31. NUMBER OF CONTRACTOWNERS.



     As of April 15, 1997, the Separate Account had 197 qualified
Contractholders.



**


ITEM 32. INDEMNIFICATION.


     Pursuant to its bylaws, CNA Financial shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, (including under certain circumstances, as determined by the CNA Financial board, proceedings by or in the right of CNA Financial) by reason of the fact that such person was serving at the request of CNA Financial as a director, officer, employee or agent of the Registrant, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of CNA Financial, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.


     CNA Financial maintains directors and officers insurance covering certain liabilities of persons serving as directors and officers of CNA Financial or its affiliates and providing reimbursement to CNA Financial for its indemnity of such persons.



**


ITEM 35. LOCATION OF ACCOUNTS AND RECORDS.


     Accounts and records are maintained by the Company at CNA Plaza, Chicago, Illinois 60685.


**


ITEM 37. UNDERTAKINGS.



**


     The registrant hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the insurance company.

---------------
** Indicates that all or a portion of an item has been omitted because the omitted information has not changed since it was disclosed in this Registration Statement or prior amendments hereto.

                                   SIGNATURES


     AS REQUIRED BY THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS THE REQUIREMENTS OF SECURITIES ACT RULE 485(B) FOR EFFECTIVENESS OF THIS POST-EFFECTIVE AMENDMENT TO ITS REGISTRATION STATEMENT ON FORM N-3 AND HAS CAUSED THIS POST-EFFECTIVE AMENDMENT TO ITS REGISTRATION STATEMENT ON FORM N-3 TO BE SIGNED ON ITS BEHALF, IN THE CITY OF CHICAGO, AND STATE OF ILLINOIS, ON THE 30TH DAY OF APRIL, 1997.


                                       CONTINENTAL ASSURANCE COMPANY
                                        SEPARATE ACCOUNT (B)


                                        By           /s/ LEW H. NATHAN
                                          --------------------------------------
                                           Lew H. Nathan, Chairman of Committee


                                        CONTINENTAL ASSURANCE COMPANY

                                        By       /s/ DENNIS H. CHOOKASZIAN
                                          --------------------------------------
                                          Dennis H. Chookaszian, Chairman of the
                                                           Board
                                               and Chief Executive Officer


     EACH MEMBER OF THE COMMITTEE OF CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B) WHOSE SIGNATURE APPEARS BELOW AND EACH OFFICER AND DIRECTOR OF CONTINENTAL ASSURANCE COMPANY WHOSE SIGNATURE APPEARS BELOW HEREBY CONSTITUTES AND APPOINTS JONATHAN D. KANTOR AND LYNNE GUGENHEIM, AND EACH OF THEM, HIS TRUE AND LAWFUL ATTORNEYS-IN-FACT AND AGENTS, WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION, FOR HIM AND IN HIS NAME, PLACE AND STEAD, IN ANY AND ALL CAPACITIES, TO SIGN ANY AND ALL POST-EFFECTIVE AMENDMENTS FILED AFTER THE DATE HEREOF TO THIS REGISTRATION STATEMENT AND TO FILE THE SAME, WITH ALL EXHIBITS THERETO, AND OTHER DOCUMENTS IN CONNECTION THEREWITH, WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940.


     AS REQUIRED BY THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.


                      SIGNATURE                                      TITLE                      DATE
                      ---------                                      -----                      ----
                  /s/ LEW H. NATHAN                    Chairman of Committee and           April 29, 1997
-----------------------------------------------------    Member of Committee of
                    Lew H. Nathan                        Continental Assurance
                                                         Company Separate
                                                         Account (B) (Principal
                                                         Executive Officer, Principal
                                                         Financial Officer and
                                                         Principal Accounting
                                                         Officer)

               /s/ RICHARD W. DUBBERKE                 Member of Committee of              April 29, 1997
-----------------------------------------------------    Continental Assurance
                 Richard W. Dubberke                     Company Separate
                                                         Account (B)

                 /s/ RICHARD T. FOX                    Member of Committee of              April 29, 1997
-----------------------------------------------------    Continental Assurance
                   Richard T. Fox                        Company Separate
                                                         Account (B)

                /s/ WILLIAM W. TONGUE                  Member of Committee of              April 29, 1997
-----------------------------------------------------    Continental Assurance
                  William W. Tongue                      Company Separate
                                                         Account (B)

                                       C-4


                      SIGNATURE                                      TITLE                      DATE
                      ---------                                      -----                      ----
                  /s/ PETER J. WRENN                    Member of Committee of                 April 29, 1997
------------------------------------------------------    Continental Assurance
                    Peter J. Wrenn                        Company Separate
                                                          Account (B)

              /s/ DENNIS H. CHOOKASZIAN                 Director, Chairman of the Board and    April 29, 1997
------------------------------------------------------    Chief Executive Officer of
                Dennis H. Chookaszian                     Continental Assurance Company
                                                          (Principal Executive Officer)
                                                        Director and Senior Vice President     April 29, 1997
------------------------------------------------------
                  Michael C. Garner

                 /s/ PETER E. JOKIEL                    Director, Senior Vice President and    April 29, 1997
------------------------------------------------------    Acting Chief Financial Officer of
                   Peter E. Jokiel                        Continental Assurance Company

                 /s/ PHILIP L. ENGEL                    Director and President                 April 29, 1997
------------------------------------------------------    of Continental Assurance
                   Philip L. Engel                        Company

                /s/ JONATHAN D. KANTOR                  Director, Senior Vice President,       April 29, 1997
------------------------------------------------------    Secretary and General Counsel of
                  Jonathan D. Kantor                      Continental
                                                          Assurance Company

             /s/ WILLIAM H. SHARKEY, JR.                Director and Senior Vice President     April 29, 1997
------------------------------------------------------    of Continental
               William H. Sharkey, Jr.                    Assurance Company

                                 EXHIBIT INDEX


                                                                                           SEQUENTIALLY
            EXHIBIT                                                                          NUMBERED
            NUMBER                                    EXHIBIT NAME                             PAGE
            -------                                   ------------                         ------------
             (3)              Custodian Agreement.........................................
            (11)              Administrative Services Agreement with the Joint Retirement
                                Board of the Rabbinical Assembly of America, et al........
            (12)              Opinion of Lynne Gugenheim..................................
            (13)(a)           Independent Auditors' Consent...............................
                (b)           Consent of Counsel (included in Exhibit 12).................
            (14)              1996 Annual Report to Participants of the Separate
                                Account...................................................
            (16)              Calculation of Performance Data.............................
            (17)              Financial Data Schedule.....................................